UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-04813

Dreyfus Investment Funds
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	9/30
Date of reporting period:	9/30/14

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which have a different fiscal year end and, therefore, different N-CSR reporting requirements. Separate N-CSR Forms will be filed for those series, as appropriate.

-Dreyfus Diversified Emerging Markets Fund

-Dreyfus/The Boston Company Small Cap Growth Fund

-Dreyfus/The Boston Company Small Cap Value Fund

-Dreyfus/The Boston Company Small/Mid Cap Growth Fund

-Dreyfus Tax Sensitive Total Return Bond Fund

-Dreyfus/Newton International Equity Fund

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus

Diversified Emerging

Markets Fund

ANNUAL REPORT September 30, 2014

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
19	Statement of Assets and Liabilities
20	Statement of Operations
21	Statement of Changes in Net Assets
23	Financial Highlights
27	Notes to Financial Statements
43	Report of Independent Registered Public Accounting Firm
44	Important Tax Information
45	Board Members Information
47	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Diversified Emerging
Markets Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

This annual report for Dreyfus Diversified Emerging Markets Fund covers the 12-month period from October 1, 2013, through September 30, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

For the 12-month reporting period overall, international stock prices advanced modestly as investors generally responded positively to more accommodative monetary policies throughout much of the world. However, the overall market’s entire advance was achieved during the first half of the reporting period.The second half saw mildly negative returns, on average, due to renewed concerns regarding geopolitical tensions and persistently sluggish growth in Europe and the emerging markets.

Some forces appear likely to support international stock prices over the foreseeable future; low inflation has enabled the European Central Bank to reduce short-term interest rates further, China’s economic slowdown appears increasingly unlikely to devolve into a more severe financial crisis, and India’s stock market has surged in anticipation of a more business-friendly government.Yet, some countries are faring better economically than others and monetary policies have begun to diverge, affecting currency exchange rates and capital flows. Consequently, selectivity and a long-term perspective seem poised to become more important determinants of investment success.As always, we urge you to talk regularly with your financial advisor to assess the potential impact of these and other developments on your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
October 15, 2014

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2013, through September 30, 2014, as provided by Elizabeth Slover; MichelleY. Chan, CFA; Gaurav Patankar;Warren Chiang, CFA; Ronald P. Gala, CFA; Peter D. Goslin, CFA; Robert Marshall-Lee; and Sophia Whitbread, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended September 30, 2014, Dreyfus Diversified Emerging Markets Fund’s Class A shares produced a total return of 5.14%, Class C shares returned 4.34%, and Class I shares returned 5.32%. From its inception on January 31, 2014, through September 30, 2014, the fund’s Class Y shares returned 11.40%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Emerging Markets Index (the “MSCI EM Index”), produced a total return of 4.30% for the 12-month reporting period.2

Emerging-markets equities gained value over the reporting period despite bouts of heightened market volatility stemming from economic and geopolitical concerns. The fund outperformed its benchmark, largely due to strong stock selections and country allocations by its three underlying strategies.

The Fund’s Investment Approach

The fund seeks long-term capital growth.To pursue its goal, the fund invests at least 80% of its assets in equity securities (or other instruments with similar economic characteristics) of companies located, organized, or with a majority of assets or business, in countries considered to be emerging markets including other investment companies that invest in such securities.

From the start of the reporting period through January 31, 2014, the fund employed a “bottom-up” investment approach, which emphasized individual stock selection.As of January 31, 2014, the fund uses a “manager of managers” approach by selecting one or more experienced investment managers to serve as subadvisers to the fund. The fund also uses a “fund of funds” approach by investing in one or more underlying funds.The fund currently allocates its assets among emerging market equity strategies employed by The Boston Company Asset Management, LLC (the TBCAM Strategy) and Mellon Capital Management Corporation (the Mellon Capital Strategy), each an

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

affiliate of Dreyfus, and one affiliated underlying fund, Dreyfus Global Emerging Markets Fund (the Newton Fund), which is sub-advised by Newton Capital Management Limited, an affiliate of Dreyfus.

Moderate Gains Under Volatile Market Conditions

The emerging markets produced mixed results amid heightened volatility as investors reacted to various economic and geopolitical developments. On the positive side, Indian stocks posted solid increases amid a strengthening currency, improving trade balances, and the election of new, pro-business government leadership. Most other Asian emerging markets produced more modest gains, with China continuing to exhibit slowing, though stabilizing, economic growth. On the other hand, Eastern European markets were negatively affected by intensifying geopolitical tensions surrounding Russia and Ukraine, while Latin America remained vulnerable to national fiscal difficulties and weakening demand from China for commodities.

Underlying Strategies Produced Strong Relative Results

Both of the fund’s underlying subadvisers and its one underlying fund outperformed the MSCI EM Index since the fund changed its approach and structure on January 31, 2014. The TBCAM Strategy benefited from overweighted exposure to India and the Philippines, which ranked as two of the benchmark’s better performing countries. Positive results from these positions more than offset relative weakness from underweighted exposure to Russia, Mexico, and South Africa.The Mellon Cap Strategy achieved strong contributions from a number of individual companies, including Indian diversified financial services firm Reliance Capital, South Korean cosmetics maker AMOREPACIFIC Group, and South Korean electrical equipment producer LG Display. Disappointments for the Mellon Cap Strategy included Thailand’s PTT Global Chemical and Brazil’s Itau Unibanco Holding. Finally, the Newton Fund’s stock selection strategy identified a number of winners in China, India, South Korea, and the Philippines, more than balancing lagging results in Hong Kong.

Positioned for Continued Recovery

Underlying fundamentals appear to be improving and valuations have become more attractive in the emerging markets.The fund’s portfolio managers have positioned their respective portfolios to benefit from government leadership changes and economic reforms currently taking place in several countries. However, some regions and industry

4

groups seem to be better positioned for these developments than others, and the fund’s portfolio managers expect to maintain a highly selective approach to choosing individual investments.

October 15, 2014

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies.These special risks include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

The ability of the fund to achieve its investment goal depends, in part, on the ability of Dreyfus to allocate effectively the fund’s assets among investment strategies, subadvisers and underlying funds.There can be no assurance that the actual allocations will be effective in achieving the fund’s investment goal or that an investment strategy, subadviser, or underlying fund will achieve its particular investment objective.

Each subadviser makes investment decisions independently, and it is possible that the investment styles of the subadvisers may not complement one another. As a result, the fund’s exposure to a given stock, industry, sector, market capitalization, geographic area or investment style could unintentionally be greater or smaller than it would have been if the fund had a single adviser or investment strategy.

The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies and ETFs invest.When the fund or an underlying fund invests in another investment company or ETF, shareholders of the fund will bear indirectly their proportionate share of the expenses of the other investment company or ETF (including management fees) in addition to the expenses of the fund. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index.The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through February 1, 2016, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
The fund changed its investment strategy on January 31, 2014. Prior to that date, the fund invested in individual securities using a bottom-up investment approach which emphasized individual stock selection through the use of proprietary computer models and fundamental analysis.The fund did not use a “manager of managers” or “fund of funds” approach. Different investment strategies may lead to different performance results.The fund’s performance for periods prior to January 31, 2014, reflects the investment strategy in effect prior to that date.
2 SOURCE: LIPPER INC. – Reflects reinvestment of net dividends and, where applicable, capital gain distributions.
The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity performance in global emerging markets.The index consists of select designated MSCI emerging market national indices. MSCI Indices reflect investable opportunities for global investors by taking into account local market restrictions on share ownership by foreigners.
Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

†	Source: Lipper Inc.
††	The total return figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s
Class I shares for the period prior to 3/31/09 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for Class A shares.
The total return figures presented for ClassY shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 1/31/14 (the inception date for ClassY shares).

Past performance is not predictive of future performance.

On January 31, 2014, the fund changed its name from “Dreyfus/The Boston Company Emerging Markets Core Equity Fund” to “Dreyfus Diversified Emerging Markets Fund” and the fund’s investment strategy changed.

On November 21, 2013, the Board authorized the fund to offer Class Y shares, as a new class of shares, to certain investors, including certain institutional investors. On January 31, 2014, Class Y shares were offered at net asset value and are not subject to certain fees, including Distribution Plan and Shareholder Services Plan fees.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Diversified Emerging Markets Fund on 7/10/06 (inception date) to a $10,000 investment made in the Morgan Stanley Capital International Emerging Markets Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity performance in global emerging markets. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 9/30/14

	Inception			From
	Date	1 Year	5 Years	Inception
Class A shares
with maximum sales charge (5.75%)	3/31/09	–0.88%	2.27%	5.38	%††
without sales charge	3/31/09	5.14%	3.49%	6.14	%††
Class C shares
with applicable redemption charge †	3/31/09	3.34%	2.70%	5.59	%††
without redemption	3/31/09	4.34%	2.70%	5.59	%††
Class I shares	7/10/06	5.32%	4.02%	6.49%
Class Y shares	1/31/14	5.52%††	4.06%††	6.51	%††
Morgan Stanley Capital International	6/30/06
Emerging Markets Index		4.30%	4.42%	6.16	%†††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 3/31/09 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for Class A shares.
The total return performance figures presented for ClassY shares of the fund reflect the performance of the fund’s
Class I shares for the period prior to 1/31/14 (the inception date for ClassY shares).
†††	The Index date is based on the life of Class I shares. For comparative purposes, the value of the Index as of the month end 6/30/06 is used as the beginning value on 7/10/06 (the inception date for Class I shares).

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Diversified Emerging Markets Fund from April 1, 2014 to September 30, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2014

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$8.19	$12.01	$6.92	$6.56
Ending value (after expenses)	$1,042.00	$1,038.10	$1,043.40	$1,044.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2014

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$8.09	$11.86	$6.83	$6.48
Ending value (after expenses)	$1,017.05	$1,013.29	$1,018.30	$1,018.65

† Expenses are equal to the fund’s annualized expense ratio of 1.60% for Class A, 2.35% for Class C, 1.35% for
Class I and 1.28% for ClassY, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
September 30, 2014

Common Stocks—60.3%	Shares		Value ($)
Brazil—3.0%
Banco do Brasil	38,900		402,071
BM&FBovespa	88,700		405,496
BR Malls Participacoes	5,500		43,434
Brasil Insurance Participacoes e Administracao	116,900		382,065
Cia de Saneamento Basico do Estado de Sao Paulo	43,600		352,327
EcoRodovias Infraestrutura e Logistrica	49,200		242,407
Embraer, ADR	10,315		404,554
Gol Linhas Aereas Inteligentes, ADR	80,930		389,273
Grupo BTG Pactual	23,900		314,891
JBS	171,400		640,715
Kroton Educational	153,900		967,003
M Dias Branco	1,200		47,858
Multiplus	23,400		282,205
Porto Seguro	15,000		174,099
Qualicorp	46,100	[a]	456,150
Ultrapar Participacoes	4,700		99,482
			5,604,030
British Virgin Islands—.1%
Atlas Mara Co-Nvest	24,400		239,120
Chile—.6%
Cia Cervecerias Unidas	18,297		200,352
Enersis	1,295,250		409,898
ENTEL Chile	46,130		522,636
			1,132,886
China—12.8%
Agile Property Holdings	32,000		19,658
Agricultural Bank of China, Cl. H	1,018,000		450,996
Alibaba Group Holding, ADR	8,113		720,840
Anhui Conch Cement, Cl. H	100,000		319,388
ANTA Sports Products	259,000		527,683
Bank of China, Cl. H	1,567,000		702,288
Beijing Capital International Airport, Cl. H	86,000		65,789
China BlueChemical, Cl. H	170,000		73,781
China Cinda Asset Management, Cl. H	884,000		389,355
China CITIC Bank, Cl. H	785,000		476,165

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
China (continued)
China Communications Construction, Cl. H	555,000		400,265
China Construction Bank, Cl. H	3,646,000		2,554,362
China Life Insurance, Cl. H	348,000		965,814
China Merchants Bank, Cl. H	354,500		606,291
China Minsheng Banking, Cl. H	483,800		442,376
China National Building Material, Cl. H	60,000		54,399
China Oilfield Services, Cl. H	156,000		411,856
China Petroleum & Chemical, Cl. H	998,000		873,990
China Railway Construction, Cl. H	51,500		46,825
China Shenhua Energy, Cl. H	280,500		782,092
China Telecom, Cl. H	958,000		587,272
CNOOC	785,000		1,346,606
Country Garden Holdings	60,000		22,640
CSR, Cl. H	708,000		622,760
Evergrande Real Estate Group	82,000		30,836
Geely Automobile Holdings	530,000		221,833
Great Wall Motor, Cl. H	182,000		706,684
Huaneng Power International, Cl. H	468,000		511,103
Industrial & Commercial Bank of China, Cl. H	656,000		408,899
Jiangsu Expressway, Cl. H	166,000		175,089
Lenovo Group	568,000		845,616
Longfor Properties	15,000		17,154
New China Life Insurance, Cl. H	36,500		127,153
PetroChina, Cl. H	368,000		471,561
PICC Property & Casualty, Cl. H	262,000		464,287
Ping An Insurance Group Company of China, Cl. H	59,000		442,983
Shanghai Electric Group	532,000		282,962
Shanghai Pharmaceuticals Holding, Cl. H	177,200		433,139
Sihuan Pharmaceutical Holdings Group	690,000		517,177
Sino-Ocean Land Holdings	46,500		24,493
Sinopharm Group, Cl. H	186,000		680,296
Tencent Holdings	206,900		3,077,581
Vipshop Holdings, ADS	1,520	[a]	287,295
Weichai Power, Cl. H	80,000		288,995
WuXi PharmaTech, ADR	7,560	[a]	264,751

10

Common Stocks (continued)	Shares		Value ($)
China (continued)
Zhejiang Expressway, Cl. H	192,000		195,095
Zhuzhou CSR Times Electric, Cl. H	75,000		289,767
			24,228,240
Colombia—.2%
Cemex Latam Holdings	20,600	[a]	183,112
Ecopetrol	66,358		103,715
			286,827
Czech Republic—.3%
Komercni Banka	2,620		623,404
Greece—.3%
Alpha Bank	753,970	[a]	584,716
Hong Kong—2.0%
China Mobile	49,500		572,146
China Overseas Land & Investment	198,000		509,481
China Resources Cement Holdings	696,000		476,857
China Resources Land	34,000		70,059
China Resources Power Holdings	220,000		593,572
China Unicom Hong Kong	496,000		740,980
COSCO Pacific	324,000		429,783
Orient Overseas International	76,000		420,871
Shimao Property Holdings	20,500		41,502
			3,855,251
Hungary—.2%
OTP Bank	26,310		447,006
India—6.4%
Bank of Baroda	44,590		651,450
Bharat Petroleum	11,800		125,222
Cairn India	74,892		378,159
Coal India	67,150		371,141
DCB Bank	114,670	[a]	149,422
Grasim Industries	9,730		551,777
HCL Technologies	1,201		32,469
HeidelbergCement India	133,740	[a]	174,583
Hindalco Industries	143,550		364,337
Idea Cellular	271,320		714,713

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
India (continued)
IDFC	55,180	119,815
Ion Exchange (India)	37,007	118,156
IRB Infrastructure Developers	41,520	143,042
ITC	94,140	555,143
JM Financial	318,690	198,962
Just Dial	14,950	386,234
LIC Housing Finance	87,374	435,777
Magma Fincorp	62,299	112,941
Max India	33,250	163,202
NHPC	291,120	91,682
NTPC	159,160	357,969
Oil & Natural Gas	117,530	753,078
Power Finance	159,922	587,134
Reliance Capital	63,093	445,140
Reliance Industries	37,690	567,145
Rural Electrification	36,626	142,270
State Bank of India	10,614	396,948
Tata Consultancy Services	1,500	66,441
Tata Motors	137,471	1,093,783
Tata Steel	70,854	513,659
Tech Mahindra	12,070	466,178
Tribhovandas Bhimji Zaveri	44,282	112,014
Tube Investments of India	35,470	174,737
Unichem Laboratories	85,240	306,469
UPL	66,410	360,931
		12,182,123
Indonesia—1.3%
Bank Mandiri	351,200	290,385
Bank Negara Indonesia Persero	2,182,500	989,603
Bank Rakyat Indonesia Persero	870,400	744,680
Indocement Tunggal Prakarsa	204,400	361,495
		2,386,163
Malaysia—1.1%
British American Tobacco Malaysia	14,800	318,061
DiGi.Com	151,300	269,808
Hong Leong Financial Group	24,400	130,907

12

Common Stocks (continued)	Shares		Value ($)
Malaysia (continued)
IJM	260,300		513,379
Malayan Banking	59,500		180,649
Telekom Malaysia	161,900		325,725
Tenaga Nasional	98,200		370,589
			2,109,118
Mexico—3.0%
America Movil, Ser. L	576,700		726,967
Arca Continental	161,200		1,106,634
Coca-Cola Femsa, Ser. L	5,400		54,448
Controladora Vuela Compania de Aviacion, ADR	55,040		477,747
Fibra Uno Administracion	25,100		82,567
Gruma, Cl. B	62,700	[a]	671,327
Grupo Aeroportuario del Pacifico, Cl. B	70,400		474,488
Grupo Financiero Banorte, Cl. O	83,900		537,302
Grupo Financiero Inbursa, Cl. O	180,500		516,079
Hoteles City Express	66,700	[a]	122,519
OHL Mexico	155,300	[a]	421,480
Qualitas Controladora	43,600		116,868
TF Administradora Industrial	187,500	[a]	413,099
			5,721,525
Philippines—1.0%
Ayala Land	724,700		564,387
Metropolitan Bank & Trust	291,918		564,614
SM Prime Holdings	89,300		34,783
Universal Robina	196,310		818,004
			1,981,788
Poland—.9%
Orange Polska	163,609		575,749
PGE	95,102		602,404
Powszechny Zaklad Ubezpieczen	3,586		521,563
			1,699,716
Russia—2.7%
Gazprom, ADR	110,116		775,217
Lukoil, ADR	6,136		312,936
Magnit, GDR	11,370		656,731
MMC Norilsk Nickel, ADR	28,770		536,561

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Russia (continued)
Rosneft, GDR	136,292		794,173
Sberbank of Russia, ADR	63,717		504,639
Sberbank of Russia, ADR	101,010	[a]	799,999
Severstal, GDR	10,469		104,481
Sistema, GDR	12,207		84,228
Tatneft, ADR	14,825		523,471
			5,092,436
South Africa—2.9%
African Rainbow Minerals	6,515		82,734
Barloworld	23,636		193,776
FirstRand	141,177		538,294
Growthpoint Properties	32,864		71,771
Imperial Holdings	25,470		392,680
Kumba Iron Ore	3,836		90,617
Liberty Holdings	15,375		167,912
Mediclinic International	127,964		1,043,311
MTN Group	60,420		1,276,222
Redefine Properties	39,233		33,799
RMB Holdings	64,237		322,815
Sasol	13,430		730,078
Steinhoff International Holdings	11,534		55,284
Vodacom Group	35,650		410,760
Woolworths Holdings	20,047		124,215
			5,534,268
South Korea—8.5%
AMOREPACIFIC Group	658		728,929
BS Financial Group	3,708		59,384
CJ	1,500		247,335
Coway	12,086		965,505
DGB Financial Group	11,620		184,995
Dongbu Insurance	8,174		460,889
E-Mart	2,672		583,649
Halla Visteon Climate Control	5,072		246,090
Hana Financial Group	18,045		658,358
Hankook Tire	12,130		591,988
Hanwha	22,700		633,513

14

Common Stocks (continued)	Shares		Value ($)
South Korea (continued)
Hanwha Life Insurance	16,172		108,810
Hyundai Engineering & Construction	10,751		614,343
Hyundai Mobis	509		123,964
Hyundai Steel	34		2,391
Hyundai Wia	2,435		496,115
Industrial Bank of Korea	39,572		598,127
KB Financial Group	19,790		722,961
Kia Motors	11,653		593,003
Korea Investment Holdings	483		25,357
Korea Zinc	318		117,527
LG Display	37,322	[a]	1,202,510
LG Electronics	7,800		485,629
Lotte Shopping	1,345		402,767
Mirae Asset Securities	2,900		122,293
Samsung Electronics	2,017		2,263,092
Samsung Fire & Marine Insurance	3,970		1,062,805
SK Hynix	21,306	[a]	943,905
SK Networks	18,818	[a]	189,027
SK Telecom	1,930		530,396
			15,965,657
Taiwan—7.0%
Advanced Semiconductor Engineering	551,000		641,214
Asustek Computer	12,000		114,400
Catcher Technology	115,000		1,066,093
Chailease Holding	167,700		407,404
Compal Electronics	657,000		491,354
CTBC Financial Holding	455,000		305,881
Delta Electronics	90,000		568,057
E.Sun Financial Holding	1,063,788		645,208
Hon Hai Precision Industry	199,360		629,154
Inotera Memories	235,000	[a]	349,184
Kinsus Interconnect Technology	144,000		534,920
Largan Precision	5,000		358,323
Lite-On Technology	69,330		99,940
Mega Financial Holding	540,000		442,907
Pegatron	265,000		487,845

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Taiwan (continued)
Pou Chen	284,000	315,561
Radiant Opto-Electronics	26,000	102,993
Realtek Semiconductor	129,000	457,996
Ruentex Industries	155,000	344,960
SinoPac Financial Holdings	532,834	228,587
Taishin Financial Holding	648,606	303,839
Taiwan Cement	427,000	635,878
Taiwan Semiconductor Manufacturing	456,000	1,798,846
Taiwan Semiconductor Manufacturing, ADR	72,610	1,465,270
Zhen Ding Technology Holding	136,000	393,879
		13,189,693
Thailand—1.9%
Jasmine International	2,612,800	539,885
PTT	47,600	528,481
PTT Exploration & Production, NVDR	88,900	438,674
PTT Global Chemical	368,043	692,386
PTT Global Chemical, NVDR	348,400	655,433
Siam Cement, NVDR	23,500	326,137
Thai Beverage	639,000	383,190
		3,564,186
Turkey—1.1%
Emlak Konut
Gayrimenkul Yatirim Ortakligi	327,859	342,757
Eregli Demir ve Celik Fabrikalari	329,223	611,721
Tofas Turk Otomobil Fabrikasi	39,300	220,966
Turkiye Halk Bankasi	68,810	414,090
Turkiye Is Bankasi, Cl. C	205,636	457,059
		2,046,593
United Kingdom—.2%
Standard Chartered	15,480	286,211
United States—2.8%
Global X MSCI Colombia ETF	22,600	412,902
iShares Global Materials ETF	8,470	507,268
iShares MSCI Indonesia ETF	21,690	590,402
iShares MSCI Philippines ETF	21,420	815,245
Ishares MSCI Poland Capped ETF	20,930	594,412

16

Common Stocks (continued)	Shares		Value ($)
United States (continued)
iShares MSCI South Korea Capped ETF	19,330		1,169,658
Market Vectors Russia ETF	12,880		288,126
Market Vectors Vietnam ETF	13,410		293,679
Vanguard FTSE Emerging Markets ETF	13,210		550,989
			5,222,681
Total Common Stocks
(cost $111,283,565)			113,983,638

Preferred Stocks—4.1%
Brazil—4.0%
AES Tiete	21,200		186,645
Banco do Estado do Rio Grande do Sul, Cl. B	83,900		503,863
Bradespar	44,800		327,981
Braskem, Cl. A	58,600		387,834
Cia Brasileira de Distribuicao (Grupo Pao de Acucar)	29,800		1,300,840
Cia Energetica de Minas Gerais	71,100		435,416
Cia Energetica de Sao Paulo, Cl. B	36,500		390,387
Cia Paranaense de Energia, Cl. B	21,400		291,482
Itau Unibanco Holding	103,470		1,431,735
Metalurgica Gerdau	47,100		272,277
Petroleo Brasileiro	146,200		1,080,485
Suzano Papel e Celulose, Cl. A	123,800		497,678
Telefonica Brasil	21,400		423,148
			7,529,771
Chile—.0%
Sociedad Quimica y Minera de Chile, Cl. B	13		337
Colombia—.1%
Grupo Aval Acciones y Valores	248,613		170,653
Total Preferred Stocks
(cost $7,511,845)			7,700,761

	Number of
Rights—.0%	Rights		Value ($)
China
Agile Property Holdings
(cost $1,072)	6,400	[a]	635

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Other Investment—34.3%†	Shares	Value ($)
Registered Investment Company;
Dreyfus Global Emerging Markets Fund, Cl. Y
(cost $59,127,036)	4,420,452 [b]	64,803,821
Total Investments (cost $177,923,518)	98.7%	186,488,855
Cash and Receivables (Net)	1.3%	2,415,233
Net Assets	100.0%	188,904,088

† The fund’s investment in the Dreyfus Emerging Markets Fund represents 34.3% of the fund’s total investments.The
Dreyfus Global Emerging Markets Fund seeks to provide capital appreciation.

ADR—American Depository Receipts
ADS—American Depository Shares
ETF—Exchange-Traded Fund
GDR—Global Depository Receipts
NVDR—Non-Voting Depository Receipts

a	Non-income producing security.
b	Investment in affiliated mutual fund.

Portfolio Summary (Unaudited)††

	Value (%)		Value (%)
Mutual Funds: Foreign	34.3	Consumer Staples	4.3
Financial	17.9	Industrial	4.0
Information Technology	10.3	Exchange-Traded Funds	2.8
Energy	6.1	Utilities	2.4
Consumer Discretionary	5.2	Health Care	2.0
Materials	5.0
Telecommunication Services	4.4		98.7

†† Based on net assets.
See notes to financial statements.

18

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2014

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers			118,796,482	121,685,034
Affiliated issuers			59,127,036	64,803,821
Cash				1,307,736
Cash denominated in foreign currencies			1,867,475	1,844,982
Receivable for shares of Beneficial Interest subscribed				225,559
Receivable for investment securities sold				188,371
Dividends receivable				180,394
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4				272
Prepaid expenses				21,714
				190,257,883
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				252,721
Payable for investment securities purchased				908,428
Payable for shares of Beneficial Interest redeemed				124,724
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4				4,004
Accrued expenses				63,918
				1,353,795
Net Assets ($)				188,904,088
Composition of Net Assets ($):
Paid-in capital				178,707,389
Accumulated undistributed investment income—net				573,672
Accumulated net realized gain (loss) on investments				1,086,406
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions				8,536,621
Net Assets ($)				188,904,088

Net Asset Value Per Share
	Class A	Class C	Class I	Class Y
Net Assets ($)	209,155	68,571	747,752	187,878,610
Shares Outstanding	9,801	3,355	35,335	8,860,648
Net Asset Value Per Share ($)	21.34	20.44	21.16	21.20

See notes to financial statements.

The Fund 19

STATEMENT OF OPERATIONS
Year Ended September 30, 2014

Investment Income ($):
Income:
Cash dividends (net of $289,352 foreign taxes withheld at source):
Unaffiliated issuers	2,294,888
Affiliated issuers	4
Total Income	2,294,892
Expenses:
Investment advisory fee—Note 3(a)	706,726
Custodian fees—Note 3(c)	311,432
Professional fees	164,774
Registration fees	75,293
Administration fees—Note 3(a)	64,242
Prospectus and shareholders' reports	20,144
Trustees' fees and expenses—Note 3(d)	8,244
Shareholder servicing costs—Note 3(c)	2,176
Loan commitment fees—Note 2	1,387
Distribution fees—Note 3(b)	465
Miscellaneous	41,419
Total Expenses	1,396,302
Less—reduction in expenses due to undertaking—Note 3(a)	(85,851)
Less—reduction in fees due to earnings credits—Note 3(c)	(3)
Net Expenses	1,310,448
Investment Income—Net	984,444
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions:
Unaffiliated issuers	1,644,670
Affiliated issuers	(5,312)
Net realized gain (loss) on forward foreign currency exchange contracts	(54,791)
Net Realized Gain (Loss)	1,584,567
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions:
Unaffiliated issuers	2,452,946
Affiliated issuers	5,676,785
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	(3,732)
Net Unrealized Appreciation (Depreciation)	8,125,999
Net Realized and Unrealized Gain (Loss) on Investments	9,710,566
Net Increase in Net Assets Resulting from Operations	10,695,010

See notes to financial statements.

20

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2014 [a]	2013
Operations ($):
Investment income—net	984,444	54,479
Net realized gain (loss) on investments	1,584,567	280,434
Net unrealized appreciation
(depreciation) on investments	8,125,999	(195,305)
Net Increase (Decrease) in Net Assets
Resulting from Operations	10,695,010	139,608
Dividends to Shareholders from ($):
Investment income—net:
Class A	(1,321)	—
Class I	(38,708)	—
Total Dividends	(40,029)	—
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	129,686	58,085
Class C	84,928	5,942
Class I	1,802,991	8,530
Class Y	186,859,039	—
Dividends reinvested:
Class A	1,321	—
Class I	7,090	—
Cost of shares redeemed:
Class A	(53,303)	(36,590)
Class C	(95,379)	(26,219)
Class I	(4,484,417)	(1,074,296)
Class Y	(9,568,065)	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	174,683,891	(1,064,548)
Total Increase (Decrease) in Net Assets	185,338,872	(924,940)
Net Assets ($):
Beginning of Period	3,565,216	4,490,156
End of Period	188,904,088	3,565,216
Undistributed investment income—net	573,672	38,332

The Fund 21

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended September 30,
	2014 [a]	2013
Capital Share Transactions:
Class Ab
Shares sold	5,929	2,745
Shares issued for dividends reinvested	64	—
Shares redeemed	(2,515)	(1,856)
Net Increase (Decrease) in Shares Outstanding	3,478	889
Class Cb
Shares sold	4,201	309
Shares redeemed	(4,703)	(1,258)
Net Increase (Decrease) in Shares Outstanding	(502)	(949)
Class Ic
Shares sold	90,912	398
Shares issued for dividends reinvested	350	—
Shares redeemed	(220,231)	(55,065)
Net Increase (Decrease) in Shares Outstanding	(128,969)	(54,667)
Class Yc
Shares sold	9,318,728	—
Shares redeemed	(458,080)	—
Net Increase (Decrease) in Shares Outstanding	8,860,648	—

a Effective January 31, 2014, the fund commenced offering ClassY shares.
b During the period ended September 30, 2013, 1,256 Class C shares representing $26,182 were exchanged for
1,200 Class A shares.
c During the period ended September 30, 2014, 12,340 Class I shares representing $272,093 were exchanged for
12,317 ClassY shares.

See notes to financial statements.

22

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

			Year Ended September 30,
Class A Shares	2014		2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	20.58		19.78	21.86	26.99	22.70
Investment Operations:
Investment income—net[a]	.05		.23	.07	.09	.17
Net realized and unrealized
gain (loss) on investments	.98		.57	2.15	(5.14)	4.12
Total from Investment Operations	1.03		.80	2.22	(5.05)	4.29
Distributions:
Dividends from investment income—net	(.28)		—	(.08)	(.08)	—
Dividends from net realized
gain on investments	—		—	(4.22)	—	—
Total Distributions	(.28)		—	(4.30)	(.08)	—
Proceeds from redemption fees[b]	.01		—	—	—	—
Net asset value, end of period	21.34		20.58	19.78	21.86	26.99
Total Return (%)[c]	5.14		3.99	12.48	(18.77)	18.85
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	4.80	[d]	6.20	5.55	3.66	3.69
Ratio of net expenses
to average net assets	1.60	[d]	1.60	2.25	2.25	2.25
Ratio of net investment income
to average net assets	.22	[d]	1.10	.36	.30	.71
Portfolio Turnover Rate	128.76		67.74	70.79	75.59	102.30
Net Assets, end of period ($ x 1,000)	209		130	107	158	152

a	Based on average shares outstanding.
b	See Note 3(e).
c	Exclusive of sales charge.
d	Amount does not include the expenses of the underlying fund.

See notes to financial statements.

The Fund 23

FINANCIAL HIGHLIGHTS (continued)

			Year Ended September 30,
Class C Shares	2014		2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	19.60		18.98	21.23	26.36	22.62
Investment Operations:
Investment income (loss)—net[a]	(.16)		.04	(.14)	(.16)	(.13)
Net realized and unrealized
gain (loss) on investments	.99		.58	2.14	(4.97)	4.17
Total from Investment Operations	.83		.62	2.00	(5.13)	4.04
Distributions:
Dividends from investment income—net	—		—	(.03)	—	(.30)
Dividends from net realized
gain on investments	—		—	(4.22)	—	—
Total Distributions	—		—	(4.25)	—	(.30)
Proceeds from redemption fees[b]	.01		—	—	—	—
Net asset value, end of period	20.44		19.60	18.98	21.23	26.36
Total Return (%)[c]	4.34		3.21	11.63	(19.43)	17.95
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	6.10	[d]	6.62	5.79	3.92	4.18
Ratio of net expenses
to average net assets	2.35	[d]	2.35	3.00	3.00	3.00
Ratio of net investment income
(loss) to average net assets	(.77)[d]		.22	(.69)	(.58)	(.57)
Portfolio Turnover Rate	128.76		67.74	70.79	75.59	102.30
Net Assets, end of period ($ x 1,000)	69		76	91	157	258

a	Based on average shares outstanding.
b	See Note 3(e).
c	Exclusive of sales charge.
d	Amount does not include the expenses of the underlying fund.

See notes to financial statements.

24

		Year Ended September 30,
Class I Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	20.45	19.60	21.82	26.79	22.67
Investment Operations:
Investment income (loss)—net[a]	(.30)	.26	.24	.25	.18
Net realized and unrealized
gain (loss) on investments	1.34	.59	2.10	(5.11)	4.26
Total from Investment Operations	1.04	.85	2.34	(4.86)	4.44
Distributions:
Dividends from investment income—net	(.34)	—	(.34)	(.11)	(.32)
Dividends from net realized
gain on investments	—	—	(4.22)	—	—
Total Distributions	(.34)	—	(4.56)	(.11)	(.32)
Proceeds from redemption fees[b]	.01	—	—	—	—
Net asset value, end of period	21.16	20.45	19.60	21.82	26.79
Total Return (%)	5.32	4.23	13.36	(18.27)	19.73
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	3.57 [c]	5.39	4.66	2.83	3.07
Ratio of net expenses
to average net assets	1.35 [c]	1.35	1.50	1.50	1.50
Ratio of net investment income
(loss) to average net assets	(.63)[c]	1.27	1.19	.90	.75
Portfolio Turnover Rate	128.76	67.74	70.79	75.59	102.30
Net Assets, end of period ($ x 1,000)	748	3,359	4,291	8,090	15,978

a	Based on average shares outstanding.
b	See Note 3(e).
c	Amount does not include the expenses of the underlying fund.

See notes to financial statements.

The Fund 25

FINANCIAL HIGHLIGHTS (continued)

Year Ended
Class Y Shares	September 30, 2014[a]
Per Share Data ($):
Net asset value, beginning of period	19.03
Investment Operations:
Investment income—net[b]	.14
Net realized and unrealized
gain (loss) on investments	2.02
Total from Investment Operations	2.16
Proceeds from redemption fees[c]	.01
Net asset value, end of period	21.20
Total Return (%)[d]	11.40
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e,f]	1.29
Ratio of net expenses to average net assets[e,f]	1.29
Ratio of net investment income
to average net assets[e,f]	1.03
Portfolio Turnover Rate	128.76
Net Assets, end of period ($ x 1,000)	187,879

a From the close of business on January 31, 2014 (commencement of initial offering) to September 30, 2014.
b Based on average shares outstanding.
c See Note 3(e).
d Not annualized.
e Annualized.
f Amount does not include the expenses of the underlying fund.

See notes to financial statements.

26

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Diversified Emerging Markets Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund.The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

At a meeting held on October 30-31, 2013, the Trust’s Board of Trustees (the “Board”) approved The Boston Company Asset Management, LLC (“TBCAM”) and Mellon Capital Management Corporation (“Mellon Capital”), each an affiliate of Dreyfus, to serve as the fund’s new sub-investment advisers, effective on January 31, 2014 (the “Effective Date”).

The Board also approved, as of the Effective Date, proposals to change the name of the fund from “Dreyfus/The Boston Company Emerging Markets Core Equity Fund” to “Dreyfus Diversified Emerging Markets Fund” and the fund uses a “fund of funds” approach by investing in one or more underlying funds.

At a meeting held on November 21, 2013, the Board approved, effective January 31, 2014, for the fund to offer Class Y shares.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

28

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

30

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2014 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign
Common Stocks†	108,760,957	—	—	108,760,957
Equity Securities—
Foreign
Preferred Stocks†	7,700,761	—	—	7,700,761
Exchange-Traded
Funds	5,222,681	—	—	5,222,681
Mutual Funds	64,803,821	—	—	64,803,821
Rights†	635	—	—	635
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	272	—	272
Liabilities ($)
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	(4,004)	—	(4,004)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

At September 30, 2013, $2,904,942 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund's fair valuation procedures.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended September 30, 2014 were as follows:

Affiliated
Investment	Value			Net Realized
Company	9/30/2013 ($)	Purchases ($)†	Sales ($)	Gain (Loss) ($)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	15,470	380,632	396,102	—
Dreyfus
Global Emerging
Markets Fund, Cl. Y	—	59,261,837	129,489	(5,312)
Total	15,470	59,642,469	525,591	(5,312)

32

	Change in Net
Affiliated	Unrealized
Investment	Appreciation	Value		Net	Dividends/
Company	(Depreciation) ($)	9/30/2014	($)	Assets (%)	Distributions ($)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	—	—		—	—
Dreyfus
Global Emerging
Markets Fund, Cl. Y	5,676,785	64,803,821		34.3	—
Total	5,676,785	64,803,821		34.3	—

†	Includes reinvested dividends/distributions.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S.These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

As of and during the period ended September 30, 2014, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2014, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2014, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,159,688, undistributed capital gains $94,616 and unrealized appreciation $7,942,395.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2014 and September 30, 2013 were as follows: ordinary income $40,029 and $0, respectively.

During the period ended September 30, 2014, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, passive foreign investment companies and foreign capital gain taxes, the fund decreased accumulated undistributed investment income-net by $409,075 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $265 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 9, 2013, the unsecured credit facility with Citibank, N.A. was $210 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to

34

the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended September 30, 2014, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the fund has agreed to pay an investment advisory fee at the annual rate of 1.10% of the value of the fund’s average daily net assets other than assets allocated to investments in other investment companies (other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) and is payable monthly. Dreyfus had contractually agreed, from October 1, 2013 through October 31, 2014 for Class A, Class C and Class I shares and from January 31, 2014 through October 31, 2014 for Class Y shares, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of the fund (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings, acquired fund fees and expenses of the underlying fund and extraordinary expenses) do not exceed 1.35% of the fund’s average daily net assets. Dreyfus has also contractually agreed, from November 1, 2014 through February 1, 2016, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of Class A, C, I and Y shares (excluding certain expenses as described above) do not exceed 1.35%, 1.35%, 1.35% and 1.30% of the value of the respective class’ average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $85,851 during the period ended September 30, 2014.

Pursuant to separate sub-investment advisory agreements between Dreyfus, TBCAM and Mellon Capital, each serves as the fund’s subad-visers responsible for the day to day management of a portion of the fund’s portfolio. Dreyfus pays each sub-investment advisor a monthly fee at an annual percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the SEC, upon which the

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more subadvisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval.The order also relieves the fund from disclosing the sub-investment advisory fee paid by Dreyfus to an unaffiliated subadviser in documents filed with the SEC and provided to shareholders. In addition, pursuant to the order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a subadviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any subadviser and recommend the hiring, termination, and replacement of any subadviser to the Board.

The fund has an Accounting and Administration Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate Dreyfus for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help.The fee is based on the fund’s average daily net assets and computed at the following annual rates: .10% of the first $500 million, .065% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services. The fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $64,242 during the period ended September 30, 2014.

36

During the period ended September 30, 2014, the Distributor retained $70 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended September 30, 2014, Class C shares were charged $465 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at the annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2014, Class A and Class C shares were charged $317 and $155, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2014, the fund was charged $1,167 for transfer agency services and $39 for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $3.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2014, the fund was charged $311,432 pursuant to the custody agreement.

During the period ended September 30, 2014, the fund was charged $8,107 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $112,348, Distribution Plan fees $39, Shareholder Services Plan fees $57, custodian fees $128,276, Chief Compliance Officer fees $1,730, administration fees $10,207 and transfer agency fees $263, which are offset against an expense reimbursement currently in effect in the amount of $199.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to certain exceptions, including redemptions made through use of the fund’s exchange privilege. During the period ended September 30, 2014, redemption fees charged and retained by the fund amounted to $85,971.

38

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended September 30, 2014, amounted to $296,551,014 and $123,802,265, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended September 30, 2014 is discussed below.

Master Netting Arrangements: The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively,“Master Agreements”) with its over-the counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy.When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. The risk is mitigated by Master Agreements between the fund and the counterparty.The following summarizes open forward contracts at September 30, 2014:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases:
Mexican New Peso,
Expiring:
10/1/2014 [a]	763,998	56,613	56,885	272
10/2/2014 [b]	973,704	72,502	72,500	(2)
South African Rand,
Expiring
10/1/2014 [c]	3,304,417	296,866	292,873	(3,993)
Sales:		Proceeds ($)
Hong Kong Dollar,
Expiring
10/3/2014 [c]	1,617	208	208	—
South African Rand,
Expiring
10/1/2014 [d]	191,105	16,929	16,938	(9)
Gross Unrealized
Appreciation				272
Gross Unrealized
Depreciation				(4,004)

Counterparties:

a	JP Morgan Chase Bank
b	Goldman Sachs International
c	Deutsche Bank
d	UBS

40

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Asset and Liabilities.

At September 30, 2014, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	272	(4,004)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	272	(4,004)
Derivatives not subject to
Master Agreements	—	—
Total gross amount of assets and
liabilities subject to Master Agreements	272	(4,004)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of September 30, 2014:

		Financial
		Instruments
		and
		Derivatives
	Gross Amount of	Available	Collateral	Net Amount
Counterparty	Assets ($)[1]	for Offset ($)	Received ($)[2]	of Assets ($)
JP Morgan Chase Bank	272	—	—	272
Total	272	—	—	272

The Fund 41

NOTES TO FINANCIAL STATEMENTS (continued)

		Financial
		Instruments
		and
		Derivatives
	Gross Amount of	Available	Collateral	Net Amount
Counterparties	Liabilities ($)[1]	for Offset ($)	Pledged ($)[2]	of Liabilities ($)
Deutsche Bank	(3,993)	—	—	(3,993)
Goldman Sachs
International	(2)	—	—	(2)
UBS	(9)	—	—	(9)
Total	(4,004)	—	—	(4,004)

1	Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

The following summarizes the average market value of derivatives outstanding during the period ended September 30, 2014:

Average Market Value ($)
Forward contracts	381,511

At September 30, 2014, the cost of investments for federal income tax purposes was $178,521,737; accordingly, accumulated net unrealized appreciation on investments was $7,967,118, consisting of $13,518,716 gross unrealized appreciation and $5,551,598 gross unrealized depreciation.

42

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders Dreyfus Investment Funds

We have audited the accompanying statement of assets and liabilities of Dreyfus Diversified Emerging Markets Fund (the “Fund”) (formerly known as Dreyfus/The Boston Company Emerging Markets Core Equity Fund), a series of Dreyfus Investment Funds, including the statement of investments, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Diversified Emerging Markets Fund as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 26, 2014

The Fund 43

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund's income sourced from foreign countries and taxes paid from foreign countries. The fund reports the maximum amount allowable but not less than $2,555,877 as income sourced from foreign countries for the fiscal year ended September 30, 2014 in accordance with Section 853(c)(2) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $429,571 as taxes paid from foreign countries for the fiscal year ended September 30, 2014 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2014 calendar year with Form 1099-DIV which will be mailed in early 2015. Also, the fund reports the maximum amount allowable, but not less than $40,029 as ordinary income dividends paid during the fiscal year ended September 30, 2014 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.

44

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (70)
Chairman of the Board (2008)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee (1995-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and busi-
nesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 145
———————
Francine J. Bovich (63)
Board Member (2011)
Principal Occupation During Past 5Years:
• Trustee,The Bradley Trusts, private trust funds (2011-present)
• Managing Director, Morgan Stanley Investment Management (1993-2010)
Other Public Company Board Membership During Past 5Years:
• Annaly Capital Management, Inc., Board Member (May 2014-present)
No. of Portfolios for which Board Member Serves: 45
———————
Kenneth A. Himmel (68)
Board Member (2008)
Principal Occupation During Past 5Years:
• President and CEO, Related Urban Development, a real estate development company (1996-present)
• President and CEO, Himmel & Company, a real estate development company (1980- present)
• CEO,American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 31

The Fund 45

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (67)
Board Member (2008)
Principal Occupation During Past 5Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)
No. of Portfolios for which Board Member Serves: 31
———————
Roslyn M. Watson (64)
Board Member (2008)
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 67
———————
Benaree Pratt Wiley (68)
Board Member (2008)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Membership During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 69
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
James M. Fitzgibbons, Emeritus Board Member
J.Tomlinson Fort, Emeritus Board Member

46

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 69 investment companies (comprised of 145 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since February 1988.

JOHN PAK, Chief Legal Officer since March 2013.

Deputy General Counsel, Investment Management, of BNY Mellon since August 2014; Chief Legal Officer of the Manager since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal. He is an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since August 2012.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. She is 58 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1991.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 38 years old and has been an employee of the Manager since March 2013.

The Fund 47

OFFICERS OF THE FUND (Unaudited) (continued)

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since December 2008.

Director – Mutual Fund Accounting of the Manager, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (70 investment companies, comprised of 170 portfolios). He is 57 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director of UBS Investment Bank; until March 2010, AML Compliance Officer and Senior Vice President of Citi Global Wealth Management. He is an officer of 65 investment companies (comprised of 165 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Distributor since October 2011.

48

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Dreyfus/The Boston
Company Small Cap
Growth Fund

ANNUAL REPORT September 30, 2014

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses With Those of Other Funds
8	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
16	Financial Highlights
18	Notes to Financial Statements
28	Report of Independent Registered Public Accounting Firm
29	Important Tax Information
30	Board Members Information
32	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus/The Boston
Company Small Cap
Growth Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

This annual report for Dreyfus/The Boston Company Small Cap Growth Fund covers the 12-month period from October 1, 2013, through September 30, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Despite occasional bouts of heightened volatility, U.S. stocks gained ground steadily over the reporting period as the domestic economy rebounded. As a result, most broad measures of equity market performance established a series of new record highs. Smaller and more economically sensitive stocks generally fared well over the reporting period’s first half, but larger, better established companies rallied more strongly over the second half.

We remain cautiously optimistic regarding the U.S. stock market’s prospects. We currently expect the economy to continue to accelerate as several longstanding drags, including tight fiscal policies and private sector deleveraging, fade from the scene. Of course, a number of risks remain, including the possibilities of higher interest rates and intensifying geopolitical turmoil. As always, we encourage you to discuss our observations with your financial adviser to assess their potential impact on your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
October 15, 2014

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2013, through September 30, 2014, as provided by Todd W. Wakefield, CFA, and Robert C. Zeuthen, CFA, Primary Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended September 30, 2014, Dreyfus/The Boston Company Small Cap Growth Fund’s Class I shares produced a total return of 1.46%, and Class Y shares returned 1.48%.1 In comparison, the fund’s benchmark, the Russell 2000® Growth Index (the “Index”), produced a total return of 3.79% for the same period.2

Despite bouts of heightened volatility, small-cap stocks gained a degree of value during the reporting period in an environment of improving economic growth. The fund lagged the Index, mainly due to shortfalls in the information technology and energy sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities of small-cap U.S. companies with total market capitalizations equal to or less than that of the largest company in the Index. When choosing stocks, we seek to identify high-quality, small-cap companies that are experiencing or are expected to experience rapid current or expected earnings or revenue growth. We employ fundamental research to identify companies with attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high-quality management and high sustainable growth.We also may invest in companies that our research indicates will experience accelerating revenues and expanding operating margins.

Small-Cap Stocks Advanced in Volatile Market

Stocks generally gained value over the fall of 2013 in response to encouraging economic data, enabling several broad measures of U.S. stock market performance to end the year near record highs. The market relinquished some of its gains in January 2014 amid concerns regarding economic slowdowns in the emerging markets, but stocks rebounded in February when those worries proved to be

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

overblown.Another bout of weakness in the spring signaled a shift in market leadership from more aggressive growth stocks to their better established, value-oriented counterparts. Over the summer, however, positive economic data broadly drove stocks to new record highs. Small-cap stocks gave up a significant portion of their earlier gains in September, when concerns regarding geopolitical tensions and the possibility of higher U.S. interest rates weighed on smaller companies.

While large-, mid-, and small-cap stocks produced positive absolute returns in this environment, the shift in market leadership to more conservative companies caused small-cap stocks to trail their larger counterparts by a wide margin for the reporting period overall. Growth stocks more modestly trailed their value-oriented counterparts.

Technology, Energy Holdings Dampened Fund Results

The fund’s relative performance over the reporting period was undermined to a degree by disappointing stock selections in the information technology sector. Most notably, software developers Infoblox, BroadSoft, Gigamon, and CommVault Systems were hurt when capital spending by corporate customers did not increase as expected. Shares of technology services provider MAXIMUS were under pressure as management indirectly talked down 2015 earnings expectations, spooking the market. Semiconductor manufacturers Silicon Laboratories and Power Integrations reported disappointing results with concerns over visibility. In the energy sector, Natural Gas Services Group was hurt by falling gas prices despite strong execution of its business plan, and seismic data specialist Geospace Technologies missed earning targets when sales of a new product fell short of forecasts.

The fund achieved better relative results in the health care sector, where a number of innovative pharmaceutical developers and biotechnology firms fared well. Salix Pharmaceuticals more than doubled in value amid takeover speculation and strong results in clinical trials for a new gastrointestinal drug. Biodelivery Sciences International advanced after releasing positive news surrounding a new painkiller addiction treatment. Investors also looked forward to new products from medical devices maker LDR Holding and life sciences company WuXi PharmaTech. Biopharmaceutical services provider PAREXEL International posted better-than-expected earnings, and medical technology company athenahealth benefited from the U.S. health system’s migration to digital records.

4

In the materials sector, we successfully avoided some of the harder hit companies in a struggling industry group. Instead, we focused on better performers such as aluminum producer Constellium and chemicals maker Flotek Industries, which serve vibrant niche markets. Winners in the consumer staples sector included food producer WhiteWave Foods, which beat earnings expectation over several quarters, and private label grocery distributor TreeHouse Foods, which encountered robust demand for its products.

Continuing to Find Attractive Growth Opportunities

We recently have been encouraged by improved U.S. economic activity, which should be good for small-cap growth stocks. However, geopolitical conflicts have persisted and interest rates may rise, suggesting that selectivity is likely to become more critical to investment success. Our security selection process has identified an ample number of opportunities meeting our criteria in the health care sector, but relatively few in the consumer discretionary and materials sectors.

October 15, 2014

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories.They also tend to be less liquid than larger company stocks.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s returns reflect the absorption of certain expenses by The Dreyfus Corporation pursuant to an agreement in effect through February 1, 2016. Had these expenses not been absorbed, returns would have been lower.
2 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain
distributions.The Russell 2000 Growth Index is an unmanaged index, which measures the performance of those
Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns as of 9/30/14
	Inception
	Date	1 Year	5 Years		10 Years
Class I shares	12/23/96	1.46%	13.48%		7.96%
Class Y shares	7/1/13	1.48%	13.48	%†††	7.96	%†††
Russell 2000 Growth Index		3.79%	15.51%		9.03%

†	Source: Lipper Inc.
††	The total return figures presented for ClassY shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for ClassY shares).

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The above graph compares a $10,000 investment made in each of the Class I and Class Y shares of Dreyfus/The Boston Company Small Cap Growth Fund on 9/30/04 to a $10,000 investment made in the Russell 2000 Growth Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses.The Index is an unmanaged index that measures the performance of those Russell 2000 companies (the 2,000 smallest companies in the Russell 3000 Index) with higher price-to-book ratios and higher forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

†††	The total return performance figures presented for ClassY shares of the fund reflect the performance of the fund’s
Class I shares for the period prior to 7/1/13 (the inception date for ClassY shares).

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Small Cap Growth Fund from April 1, 2014 to September 30, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2014

	Class I	Class Y
Expenses paid per $1,000†	$4.57	$4.57
Ending value (after expenses)	$919.00	$919.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2014

	Class I	Class Y
Expenses paid per $1,000†	$4.81	$4.81
Ending value (after expenses)	$1,020.31	$1,020.31

† Expenses are equal to the fund’s annualized expense ratio of .95% for Class I and .95% for ClassY, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS
May 31, 2013

Common Stocks—98.6%	Shares		Value ($)
Automobiles & Components—1.1%
Motorcar Parts of America	6,330	[a]	172,239
Tenneco	6,620	[a]	346,292
			518,531
Banks—4.6%
Boston Private Financial Holdings	50,660		627,677
National Bank Holdings, Cl. A	18,735		358,213
PrivateBancorp	20,440		611,360
Prosperity Bancshares	9,740		556,836
			2,154,086
Capital Goods—10.1%
Apogee Enterprises	13,820		550,036
Comfort Systems USA	22,420		303,791
Crane	4,956		313,269
DXP Enterprises	8,097	[a]	596,587
Hexcel	14,230	[a]	564,931
Primoris Services	21,750		583,770
Sun Hydraulics	12,040		452,584
Trex	16,080	[a]	555,886
Watsco	9,120		785,962
			4,706,816
Commercial & Professional Services—2.5%
Advisory Board	15,284	[a]	712,082
On Assignment	1,480	[a]	39,738
TrueBlue	16,740	[a]	422,852
			1,174,672
Consumer Durables & Apparel—2.7%
Malibu Boats, Cl. A	18,340		339,657
Steven Madden	10,720	[a]	345,506
Wolverine World Wide	23,130	[b]	579,638
			1,264,801
Consumer Services—.9%
Del Frisco’s Restaurant Group	22,170	[a]	424,334
Energy—5.2%
Forum Energy Technologies	20,950	[a]	641,279
Natural Gas Services Group	13,060	[a]	314,354

8

Common Stocks (continued)	Shares		Value ($)
Energy (continued)
Navigator Holdings	16,544	[a]	460,420
PDC Energy	9,590	[a]	482,281
RSP Permian	19,850		507,366
			2,405,700
Exchange-Traded Funds—1.9%
iShares Russell 2000 Growth ETF	6,830	[b]	885,783
Food & Staples Retailing—1.3%
United Natural Foods	9,950	[a]	611,527
Food, Beverage & Tobacco—2.3%
TreeHouse Foods	6,590	[a]	530,495
WhiteWave Foods	14,930	[a]	542,407
			1,072,902
Health Care Equipment &
Services—9.2%
Align Technology	13,500	[a]	697,680
athenahealth	3,230	[a]	425,359
Endologix	32,810	[a]	347,786
Globus Medical, Cl. A	19,400	[a]	381,598
HealthStream	20,800	[a]	499,408
HeartWare International	3,260	[a]	253,074
Insulet	13,570	[a]	500,054
LDR Holding	15,173		472,335
Spectranetics	25,550	[a]	678,863
			4,256,157
Household & Personal Products—1.0%
Inter Parfums	17,080		469,700
Materials—3.2%
Chemtura	20,200	[a]	471,266
Constellium, Cl. A	13,590	[a]	334,450
Scotts Miracle-Gro, Cl. A	7,920		435,600
Trecora Resources	18,400	[a]	227,792
			1,469,108
Media—3.3%
IMAX	27,900	[a,b]	766,134
Lions Gate Entertainment	17,180	[b]	566,425

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Media (continued)
Media General	15,670	[a,b]	205,434
			1,537,993
Pharmaceuticals, Biotech & Life Sciences—15.9%
ACADIA Pharmaceuticals	21,150	[a,b]	523,674
Anacor Pharmaceuticals	37,740	[a,b]	923,498
Auspex Pharmaceuticals	7,730		198,429
BioDelivery Sciences International	54,540	[a]	932,089
Celldex Therapeutics	32,910	[a,b]	426,514
Cepheid	15,300	[a,b]	673,659
KYTHERA Biopharmaceuticals	17,190	[a,b]	563,144
Nektar Therapeutics	56,480	[a]	681,714
NPS Pharmaceuticals	21,379	[a]	555,854
PAREXEL International	9,310	[a]	587,368
Vanda Pharmaceuticals	41,770	[a,b]	433,573
WuXi PharmaTech, ADR	24,510	[a]	858,340
			7,357,856
Real Estate—1.0%
RE/MAX Holdings, Cl. A	15,950		474,193
Retailing—5.2%
Core-Mark Holding Company	8,880		470,995
Kirkland’s	26,420	[a]	425,626
Restoration Hardware Holdings	6,190	[a,b]	492,414
Shutterfly	9,759	[a]	475,654
Vitamin Shoppe	12,390	[a]	549,992
			2,414,681
Semiconductors & Semiconductor
Equipment—5.5%
Inphi	32,770	[a]	471,233
Mellanox Technologies	16,670	[a]	747,983
Photronics	44,070	[a]	354,763
Power Integrations	10,730		578,454
Xcerra	39,740	[a]	389,055
			2,541,488

10

Common Stocks (continued)	Shares		Value ($)
Software & Services—10.3%
Barracuda Networks	13,900		356,535
comScore	15,640	[a]	569,452
FleetMatics Group	15,680	[a,b]	478,240
LogMeIn	16,250	[a]	748,637
MAXIMUS	14,930		599,141
Mentor Graphics	33,850		693,756
Proofpoint	13,930	[a]	517,360
Q2 Holdings	16,847	[b]	235,858
SS&C Technologies Holdings	13,650	[a]	599,098
			4,798,077
Technology Hardware &
Equipment—6.8%
Aruba Networks	33,749	[a]	728,303
Coherent	7,860	[a]	482,368
Infinera	44,590	[a,b]	475,775
Littelfuse	5,320		453,158
RADWARE	27,410	[a]	484,061
Sonus Networks	148,660	[a]	508,417
			3,132,082
Transportation—4.6%
Forward Air	13,200		591,756
Hub Group, Cl. A	13,810	[a]	559,719
Saia	7,410	[a]	367,240
Spirit Airlines	8,640	[a]	597,370
			2,116,085
Total Common Stocks
(cost $39,943,127)			45,786,572

Other Investment—1.8%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $845,754)	845,754	[c]	845,754

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—14.8%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $6,881,565)	6,881,565 [c]	6,881,565
Total Investments (cost $47,670,446)	115.2%	53,513,891
Liabilities, Less Cash and Receivables	(15.2%)	(7,067,700)
Net Assets	100.0%	46,446,191

ADR—American Depository Receipts
ETF—Exchange-Traded Funds

a Non-income producing security.
b Security, or portion thereof, on loan.At September 30, 2014, the value of the fund’s securities on loan was
$6,577,391 and the value of the collateral held by the fund was $6,881,565.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Money Market Investments	16.6	Media	3.3
Pharmaceuticals,		Materials	3.2
Biotech & Life Sciences	15.9	Consumer Durables & Apparel	2.7
Software & Services	10.3	Commercial & Professional Services	2.5
Capital Goods	10.1	Food, Beverage & Tobacco	2.3
Health Care Equipment & Services	9.2	Exchange-Traded Funds	1.9
Technology Hardware & Equipment	6.8	Food & Staples Retailing	1.3
Semiconductors &		Automobiles & Components	1.1
Semiconductor Equipment	5.5	Household & Personal Products	1.0
Energy	5.2	Real Estate	1.0
Retailing	5.2	Consumer Services	.9
Banks	4.6
Transportation	4.6		115.2

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2014

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $6,577,391)—Note 1(b):
Unaffiliated issuers	39,943,127	45,786,572
Affiliated issuers	7,727,319	7,727,319
Receivable for investment securities sold		631,508
Dividends and securities lending income receivable		11,053
Prepaid expenses		11,683
		54,168,135
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		42,940
Cash overdraft due to Custodian		3,305
Liability for securities on loan—Note 1(b)		6,881,565
Payable for investment securities purchased		731,796
Payable for shares of Beneficial Interest redeemed		17,353
Accrued expenses		44,985
		7,721,944
Net Assets ($)		46,446,191
Composition of Net Assets ($):
Paid-in capital		16,966,511
Accumulated net realized gain (loss) on investments		23,636,235
Accumulated net unrealized appreciation
(depreciation) on investments		5,843,445
Net Assets ($)		46,446,191

Net Asset Value Per Share
	Class I	Class Y
Net Assets ($)	46,290,434	155,757
Shares Outstanding	877,319	2,952
Net Asset Value Per Share ($)	52.76	52.76
See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Year Ended September 30, 2014

Investment Income ($):
Income:
Cash dividends (net of $619 foreign taxes withheld at source):
Unaffiliated issuers	253,936
Affiliated issuers	1,012
Income from securities lending—Note 1(b)	39,231
Total Income	294,179
Expenses:
Investment advisory fee—Note 3(a)	542,378
Professional fees	48,838
Administration fees—Note 3(a)	40,678
Shareholder servicing costs—Note 3(b)	39,186
Registration fees	36,857
Custodian fees—Note 3(b)	29,262
Prospectus and shareholders’ reports	15,563
Trustees’ fees and expenses—Note 3(c)	4,746
Loan commitment fees—Note 2	900
Interest expense—Note 2	270
Miscellaneous	19,137
Total Expenses	777,815
Less—reduction in expenses due to undertaking—Note 3(a)	(132,485)
Less—reduction in fees due to earnings credits—Note 3(b)	(85)
Net Expenses	645,245
Investment (Loss)—Net	(351,066)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	27,905,318
Net unrealized appreciation (depreciation) on investments	(22,841,870)
Net Realized and Unrealized Gain (Loss) on Investments	5,063,448
Net Increase in Net Assets Resulting from Operations	4,712,382

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2014	2013 [a]
Operations ($):
Investment (loss)—net	(351,066)	(251,275)
Net realized gain (loss) on investments	27,905,318	25,579,315
Net unrealized appreciation
(depreciation) on investments	(22,841,870)	3,939,088
Net Increase (Decrease) in Net Assets
Resulting from Operations	4,712,382	29,267,128
Dividends to Shareholders from ($):
Net realized gain on investments:
Class I	(27,698,814)	(12,618,690)
Class Y	(309)	—
Total Dividends	(27,699,123)	(12,618,690)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class I	3,063,509	6,120,054
Class Y	158,032	1,000
Dividends reinvested:
Class I	14,378,737	7,458,872
Cost of shares redeemed:
Class I	(49,211,819)	(62,875,666)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(31,611,541)	(49,295,740)
Total Increase (Decrease) in Net Assets	(54,598,282)	(32,647,302)
Net Assets ($):
Beginning of Period	101,044,473	133,691,775
End of Period	46,446,191	101,044,473
Undistributed investment income–net	—	6,997
Capital Share Transactions (Shares):
Class Ib
Shares sold	47,416	100,619
Shares issued for dividends reinvested	263,733	143,993
Shares redeemed	(860,430)	(1,025,281)
Net Increase (Decrease) in Shares Outstanding	(549,281)	(780,669)
Class Yb
Shares sold	2,936	15.615

a Effective July 1, 2013, the fund commenced offering ClassY shares.
b During the period ended September 30, 2014, 2,936 Class I shares representing $158,032 were exchanged for
2,936 ClassY shares.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended September 30,
Class I Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	70.83	60.57	47.21	47.68	43.36
Investment Operations:
Investment (loss)—net[a]	(.30)	(.13)	(.16)	(.18)	(.13)
Net realized and unrealized
gain (loss) on investments	1.98	16.26	14.57	(.29)	4.45
Total from Investment Operations	1.68	16.13	14.41	(.47)	4.32
Distributions:
Dividends from net realized
gain on investments	(19.75)	(5.87)	(1.05)	—	—
Net asset value, end of period	52.76	70.83	60.57	47.21	47.68
Total Return (%)	1.46	30.20	30.86	(.99)	9.96
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.15	1.04	1.02	.97	.94
Ratio of net expenses
to average net assets	.95	.98	.96	.96	.94
Ratio of net investment (loss)
to average net assets	(.52)	(.22)	(.29)	(.33)	(.29)
Portfolio Turnover Rate	138.15	121.73	154.49	176.06	181.09
Net Assets, end of period ($ x 1,000)	46,290	101,043	133,692	142,906	219,144

a Based on average shares outstanding.
See notes to financial statements.

16

	Year Ended September 30,
Class Y Shares	2014	2013	[a]
Per Share Data ($):
Net asset value, beginning of period	70.83	64.04
Investment Operations:
Investment (loss)—net[b]	(.19)	(.10)
Net realized and unrealized
gain (loss) on investments	1.87	6.89
Total from Investment Operations	1.68	6.79
Distributions:
Dividends from net realized
gain on investments	(19.75)	—
Net asset value, end of period	52.76	70.83
Total Return (%)	1.48	10.59	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.11	1.07	[d]
Ratio of net expenses to average net assets	.95	.95	[d]
Ratio of net investment (loss)
to average net assets	(.38)	(.57)[d]
Portfolio Turnover Rate	138.15	121.73
Net Assets, end of period ($ x 1,000)	156	1

a	From July 1, 2013 (commencement of initial offering) to September 30, 2013.
b	Based on average shares outstanding.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Small Cap Growth Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund.The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class I and Class Y. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or a contingent deferred sales charge. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

18

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data,

20

the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2014 in valuing the fund's investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	41,519,144	—	—	41,519,144
Equity Securities—
Foreign
Common Stocks†	3,381,645	—	—	3,381,645
Exchange-Traded
Funds	885,783	—	—	885,783
Mutual Funds	7,727,319	—	—	7,727,319

† See Statement of Investments for additional detailed categorizations.

At September 30, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager or U.S. Government and Agency securities.The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended September 30, 2014,The Bank of NewYork Mellon earned $9,810 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended September 30, 2014 were as follows:

Affiliated
Investment	Value			Value	Net
Company	9/30/2013 ($)	Purchases ($)	Sales ($)	9/30/2014 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	2,948,535	33,356,408	35,459,189	845,754	1.8
Dreyfus
Institutional
Cash Advantage
Fund	6,506,553	62,307,693	61,932,681	6,881,565	14.8
Total	9,455,088	95,664,101	97,391,870	7,727,319	16.6

22

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2014, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2014, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2014, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $4,521,238, undistributed capital gains $19,445,919 and unrealized appreciation $5,512,523.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2014 and September 30, 2013 were as follows: ordinary income $4,850,061 and $0, and long-term capital gains $22,849,062 and $12,618,690, respectively.

During the period ended September 30, 2014, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses and real estate investment trusts, the fund increased accumulated undistributed investment income-net by $344,069 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $265 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 9, 2013, the unsecured credit facility with Citibank, N.A. was $210 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2014 was approximately $24,700 with a related weighted average annualized interest rate of 1.10%.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly. The Manager had contractually agreed, from October 1, 2013 through

24

October 31, 2014, to waive receipt of its fees and/or assume the expenses of the fund, so that the direct annual fund’s operating expenses (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) did not exceed .95% of the value of the fund’s average daily net assets.The Manager has also contractually agreed, from November 1, 2014 through February 1, 2016, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of Class I andY shares (excluding certain expenses as described above) do not exceed .95% and .90% of the value of the respective class’ average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $132,485 during the period ended September 30, 2014.

The fund has an Accounting and Administration Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative and accounting services for the fund.The fund has agreed to compensate Dreyfus for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities and equipment.The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services. The fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $40,678 during the period ended September 30, 2014.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

(b) The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2014, the fund was charged $50,390 for transfer agency services and $1,226 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $85.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2014, the fund was charged $29,262 pursuant to the custody agreement.

During the period ended September 30, 2014, the fund was charged $8,107 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $31,892, custodian fees $10,410, Chief Compliance Officer fees $1,730, administration fees $2,392 and transfer agency fees $3,034, which are offset against an expense reimbursement currently in effect in the amount of $6,518.

26

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2014, amounted to $95,070,704 and $155,744,183, respectively.

At September 30, 2014, the cost of investments for federal income tax purposes was $48,001,368; accordingly, accumulated net unrealized appreciation on investments was $5,512,523, consisting of $7,552,618 gross unrealized appreciation and $2,040,095 gross unrealized depreciation.

The Fund 27

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders Dreyfus Investment Funds

We have audited the accompanying statement of assets and liabilities of Dreyfus/The Boston Company Small Cap Growth Fund (the “Fund”), a series of Dreyfus Investment Funds, Inc., including the statement of investments, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year periods then ended, and the financial highlights for each of the years or period in the five-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus/The Boston Company Small Cap Growth Fund as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year periods then ended, and the financial highlights for each of the years or period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 26, 2014

28

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $770,784 as ordinary income dividends paid during the year ended September 30, 2014 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 14.55% of ordinary income dividends paid during the year ended September 30, 2014 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2015 of the percentage applicable to the preparation of their 2014 income tax returns. The fund reports the maximum amount allowable but not less than $16.2900 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.The fund reports the maximum amount allowable but not less than $3.4578 per share as a short-term capital gain dividend in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

The Fund 29

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (70)
Chairman of the Board (2008)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee (1995-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 145
———————
Francine J. Bovich (63)
Board Member (2011)
Principal Occupation During Past 5Years:
• Trustee,The Bradley Trusts, private trust funds (2011-present)
• Managing Director, Morgan Stanley Investment Management (1993-2010)
Other Public Company Board Membership During Past 5Years:
• Annaly Capital Management, Inc., Board Member (May 2014-present)
No. of Portfolios for which Board Member Serves: 45
———————
Kenneth A. Himmel (68)
Board Member (2008)
Principal Occupation During Past 5Years:
• President and CEO, Related Urban Development, a real estate development company (1996-present)
• President and CEO, Himmel & Company, a real estate development company (1980-present)
• CEO,American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 31

30

Stephen J. Lockwood (67)
Board Member (2008)
Principal Occupation During Past 5Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)
No. of Portfolios for which Board Member Serves: 31
———————
Roslyn M. Watson (64)
Board Member (2008)
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 67
———————
Benaree Pratt Wiley (68)
Board Member (2008)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Membership During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 69
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
James M. Fitzgibbons, Emeritus Board Member

The Fund 31

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 69 investment companies (comprised of 145 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since February 1988.

JOHN PAK, Chief Legal Officer since March 2013.

Deputy General Counsel, Investment Management, of BNY Mellon since August 2014; Chief Legal Officer of the Manager since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal. He is an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since August 2012.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. She is 58 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1991.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 38 years old and has been an employee of the Manager since March 2013.

32

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since December 2008.

Director – Mutual Fund Accounting of the Manager, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (70 investment companies, comprised of 170 portfolios). He is 57 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director of UBS Investment Bank; until March 2010, AML Compliance Officer and Senior Vice President of Citi Global Wealth Management. He is an officer of 65 investment companies (comprised of 165 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Distributor since October 2011.

The Fund 33

For More Information

Telephone 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Dreyfus/The Boston
Company Small Cap
Value Fund

ANNUAL REPORT September 30, 2014

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses With Those of Other Funds
8	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
17	Financial Highlights
18	Notes to Financial Statements
27	Report of Independent Registered Public Accounting Firm
28	Important Tax Information
29	Board Members Information
31	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus/The Boston
Company Small Cap
Value Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

This annual report for Dreyfus/The Boston Company Small CapValue Fund covers the 12-month period from October 1, 2013, through September 30, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Despite occasional bouts of heightened volatility, U.S. stocks gained ground steadily over the reporting period as the domestic economy rebounded. As a result, most broad measures of equity market performance established a series of new record highs. Smaller and more economically sensitive stocks generally fared well over the reporting period’s first half, but larger, better established companies rallied more strongly over the second half.

We remain cautiously optimistic regarding the U.S. stock market’s prospects. We currently expect the economy to continue to accelerate as several longstanding drags, including tight fiscal policies and private sector deleveraging, fade from the scene. Of course, a number of risks remain, including the possibilities of higher interest rates and intensifying geopolitical turmoil. As always, we encourage you to discuss our observations with your financial adviser to assess their potential impact on your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
October 15, 2014

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2013, through September 30, 2014, as provided by Joseph M. Corrado, CFA, and Stephanie K. Brandaleone, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended September 30, 2014, Dreyfus/The Boston Company Small Cap Value Fund produced a total return of 3.62%.1 In comparison, the fund’s benchmark, the Russell 2000®Value Index (the “Index”), produced a total return of 4.13% for the same period.2

Despite bouts of heightened volatility, small-cap value stocks gained a degree of value during the reporting period in an environment of improving U.S. economic growth. The fund lagged the Index, mainly due to shortfalls in the energy and consumer discretionary sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities of small-cap U.S. companies with market capitalizations that are equal to or less than the total market capitalization of the largest company in the Index. We use fundamental research and qualitative analysis to select stocks and look for companies with strong competitive positions, high-quality management, and financial strength. We use a consistent three-step fundamental research process to evaluate the stocks, consisting of valuation, which is to identify small-cap companies that are considered to be attractively priced relative to their earnings potential; fundamentals, which is to verify the strength of the underlying business position; and catalyst, which is to identify a specific event that has the potential to cause the stocks to appreciate in value.

Small-Cap Stocks Advanced in Volatile Market

Stocks generally rallied over the fall of 2013 in response to encouraging economic data, enabling several broad measures of U.S. stock market performance to end the year near record highs.The market relinquished some of its gains in January 2014 amid concerns regarding economic slowdowns in the emerging markets, but stocks rebounded in February when those worries proved to be overblown. Another bout of weakness in

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

the spring signaled a shift in market leadership from more aggressive growth stocks to their better established, value-oriented counterparts. However, positive economic data subsequently drove stocks to new record highs. Small-cap stocks gave up a significant portion of their earlier gains in July and September, when concerns regarding geopolitical tensions, deteriorating European economic conditions, and the possibility of higher U.S. interest rates weighed on smaller companies.

While stocks across all capitalization ranges produced positive absolute returns in this environment, the shift in market leadership to more conservative companies caused small-cap stocks to trail their larger counterparts by a wide margin for the reporting period overall.Value stocks modestly outperformed their growth-oriented counterparts.

Energy, Consumer Discretionary Holdings Dampened Results

The fund’s relative performance over the reporting period was hindered by disappointing stock selection in the energy sector. Most notably, onshore well servicer Key Energy Services experienced weakness in international markets, most notably Mexico. Seismic equipment provider Geospace Technologies suffered declining order volumes, and oil services company Helix Energy Solutions Group was hurt by reduced demand stemming from a weaker offshore drilling environment. In the consumer discretionary sector, macroeconomic challenges and elevated expenses prompted apparel retailer Express to reduce the earnings guidance it provides to analysts. Car care provider Pep Boys-Manny, Moe & Jack announced weaker-than-expected quarterly results due to pricing pressures in the tires segment. Automobile components supplier Dana Holding missed earnings targets as a result of weaker sales of commercial vehicles.

The fund achieved better relative results in the information technology sector, where network services provider NetScout Systems released a series of strong quarterly financial results, security intelligence specialist Verint Systems enhanced its online capabilities through a strategic acquisition, and digital marketing firm Conversant agreed to be acquired at a significant premium to its stock price at the time. Among health care companies, medical equipment maker Natus Medical boosted sales, expanded profit margins, and issued an encouraging forecast. Health care services provider Centene posted strong earnings and announced a large, new contract to serve Medicaid patients. Hospitals operator LifePoint Hospitals saw profits increase as a result of the Affordable Care Act.The fund also fared well in the industrials sector,

4

as transportation services companies Landstar System and FreightCar America benefited from rising demand and positive pricing trends in the trucking and railroad industries, respectively.

Continuing to Find Attractive Value Opportunities

Investors remain focused on the potential timing of the Federal Reserve’s interest rate hikes and geopolitical headline risks surrounding the Russia/Ukraine conflict and turmoil in the Middle East. In addition, uncertainty pertaining to Chinese growth and the outlook for the Eurozone continue to raise concerns. Despite these challenges, the U.S. economy remains well positioned to benefit from key drivers including a recovery in consumer and business spending, while the corporate earnings backdrop remains solid. Overall, we believe a healthier U.S. economy, strong corporate underpinnings, and secular tailwinds will remain supportive of U.S. equities and we remain focused on the strategy’s disciplined, research-driven investment approach.

Within this environment, we are finding attractive opportunities in the Consumer Discretionary, Industrials, and Health Care sectors and those areas are emphasized in the portfolio with overweight positions versus the index. Conversely, we have maintained underweight exposure to REITs and Insurance as we have found fewer opportunities meeting our investment criteria within these segments.

October 15, 2014

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Small companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile than those of larger, more established companies.The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund’s ability to sell these securities.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain
distributions.The Russell 2000 Value Index is an unmanaged index, which measures the performance of those
Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns as of 9/30/14
	1 Year	5 Years	10 Years
Class I shares	3.62%	13.51%	8.58%
Russell 2000 Value Index	4.13%	13.02%	7.25%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class I shares of Dreyfus/The Boston Company Small Cap
Value Fund on 9/30/04 to a $10,000 investment made in the Russell 2000 Value Index (the “Index”) on that date.
All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index is an unmanaged index, which measures the performance of those Russell 2000 companies (the 2,000 smallest companies in the Russell 3000 Index) with lower price-to-book ratios and lower forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Small CapValue Fund from April 1, 2014 to September 30, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2014

Expenses paid per $1,000†	$4.61
Ending value (after expenses)	$934.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2014

Expenses paid per $1,000†	$4.81
Ending value (after expenses)	$1,020.31

† Expenses are equal to the fund’s annualized expense ratio of .95% for Class I, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS
September 30, 2014

Common Stocks—99.6%	Shares		Value ($)
Automobiles & Components—1.6%
Tenneco	52,860	[a]	2,765,107
Thor Industries	45,914		2,364,571
			5,129,678
Banks—15.0%
Boston Private Financial Holdings	293,180		3,632,500
Brookline Bancorp	195,760		1,673,748
Cardinal Financial	95,419		1,628,802
CoBiz Financial	150,220		1,679,460
Columbia Banking System	89,490		2,220,247
CVB Financial	219,783		3,153,886
First Horizon National	340,050		4,175,814
First Midwest Bancorp	177,390		2,854,205
Hancock Holding	125,887		4,034,678
Square 1 Financial, Cl. A	8,192		157,532
Synovus Financial	270,938		6,404,974
UMB Financial	56,130		3,061,892
United Community Banks	184,610		3,038,681
Valley National Bancorp	254,700		2,468,043
Washington Trust Bancorp	35,630		1,175,434
Webster Financial	101,630		2,961,498
Wintrust Financial	80,080		3,577,174
			47,898,568
Capital Goods—10.0%
Aerovironment	94,110	[a]	2,829,888
American Woodmark	58,770	[a]	2,166,262
Apogee Enterprises	71,340		2,839,332
Armstrong World Industries	40,210	[a]	2,251,760
Astec Industries	52,610		1,918,687
Chart Industries	30,140	[a]	1,842,458
Comfort Systems USA	121,130		1,641,312
FreightCar America	60,746		2,022,842
Global Power Equipment Group	44,940		669,606
Granite Construction	55,720		1,772,453
Great Lakes Dredge and Dock	250,450	[a]	1,547,781
Lindsay	30,180		2,255,955

8

Common Stocks (continued)	Shares		Value ($)
Capital Goods (continued)
Mueller Industries	76,200		2,174,748
Powell Industries	26,170		1,069,306
Regal-Beloit	47,690		3,064,083
Taser International	107,720	[a]	1,663,197
			31,729,670
Commercial & Professional Services—5.2%
Herman Miller	61,640		1,839,954
Interface	159,280		2,570,779
Knoll	118,720		2,055,043
Korn/Ferry International	95,720	[a]	2,383,428
McGrath RentCorp	62,180		2,126,556
Steelcase, Cl. A	164,250		2,659,207
TrueBlue	110,930	[a]	2,802,092
			16,437,059
Consumer Durables & Apparel—4.3%
Cavco Industries	23,622	[a]	1,606,296
Ethan Allen Interiors	109,900		2,505,720
Oxford Industries	41,680		2,542,063
Standard Pacific	308,600	[a]	2,311,414
Taylor Morrison Home, Cl. A	102,570	[a]	1,663,685
Universal Electronics	26,240	[a]	1,295,469
Vera Bradley	85,670	[a]	1,771,656
			13,696,303
Consumer Services—2.3%
Belmond, Cl. A	214,750	[a]	2,503,985
Capella Education	18,110		1,133,686
Cheesecake Factory	70,170		3,192,735
Multimedia Games Holding Company	11,610	[a]	418,076
			7,248,482
Diversified Financials—.9%
Piper Jaffray	53,520	[a]	2,795,885
Energy—6.5%
Bill Barrett	126,750	[a]	2,793,570
Cloud Peak Energy	47,570	[a]	600,333
Geospace Technologies	60,580	[a]	2,129,387

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Energy (continued)
Gulf Island Fabrication	51,860		891,992
Key Energy Services	548,070	[a]	2,652,659
McDermott International	353,230	[a]	2,020,476
Natural Gas Services Group	42,730	[a]	1,028,511
Oil States International	58,020	[a]	3,591,438
PDC Energy	47,250	[a]	2,376,202
Synergy Resources	208,890	[a]	2,546,369
			20,630,937
Exchange-Traded Funds—.3%
iShares Russell 2000 Value ETF	10,210		955,248
Food & Staples Retailing—1.9%
Casey’s General Stores	61,833		4,433,426
Fresh Market	46,540	[a]	1,625,642
			6,059,068
Food, Beverage & Tobacco—1.3%
Dean Foods	188,565		2,498,486
Fresh Del Monte Produce	54,870		1,750,353
			4,248,839
Health Care Equipment & Services—8.0%
Air Methods	70,140	[a]	3,896,277
Centene	43,529	[a]	3,600,284
Computer Programs & Systems	36,860		2,119,081
Globus Medical, Cl. A	49,130	[a]	966,387
Hanger	91,270	[a]	1,872,860
HealthSouth	91,760		3,385,944
LifePoint Hospitals	37,390	[a]	2,587,014
Natus Medical	75,290	[a]	2,221,808
Omnicell	85,250	[a]	2,329,882
Select Medical Holdings	77,650		934,130
WellCare Health Plans	25,980	[a]	1,567,633
			25,481,300
Household & Personal Products—.4%
Elizabeth Arden	72,750	[a]	1,217,835
Insurance—.6%
Safety Insurance Group	34,880		1,880,381

10

Common Stocks (continued)	Shares		Value ($)
Materials—5.6%
Allied Nevada Gold	615,010	[a]	2,035,683
Carpenter Technology	66,470		3,001,120
Cytec Industries	68,440		3,236,528
Haynes International	34,560		1,589,414
Intrepid Potash	84,690	[a]	1,308,461
Louisiana-Pacific	90,090	[a]	1,224,323
Schnitzer Steel Industries, Cl. A	35,000		841,750
Stillwater Mining	137,710	[a]	2,069,781
TimkenSteel	51,060		2,373,779
			17,680,839
Media—3.0%
DreamWorks Animation SKG, Cl. A	82,110	[a]	2,239,140
E.W. Scripps, Cl. A	209,980	[a]	3,424,774
New York Times, Cl. A	347,390		3,897,716
			9,561,630
Real Estate—7.0%
Acadia Realty Trust	105,250	[b]	2,902,795
American Assets Trust	69,650	[b]	2,296,361
Corporate Office Properties Trust	92,110	[b]	2,369,069
CyrusOne	89,230		2,145,089
EPR Properties	47,730	[b]	2,418,956
Getty Realty	79,740	[b]	1,355,580
Healthcare Trust of America, Cl. A	304,310		3,529,996
Pebblebrook Hotel Trust	68,340	[b]	2,551,816
Summit Hotel Properties	113,610	[b]	1,224,716
Urstadt Biddle Properties, Cl. A	72,004	[b]	1,461,681
			22,256,059
Retailing—5.8%
American Eagle Outfitters	322,360		4,680,667
Express	184,494	[a]	2,879,951
Office Depot	499,286	[a]	2,566,330
PEP Boys-Manny Moe & Jack	218,210	[a]	1,944,251
The Children’s Place	72,970		3,477,750
Zumiez	100,390	[a]	2,820,959
			18,369,908

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Semiconductors & Semiconductor
Equipment—3.0%
Brooks Automation	280,050		2,943,325
MKS Instruments	59,310		1,979,768
Nanometrics	69,844	[a]	1,054,644
Teradyne	180,810		3,505,906
			9,483,643
Software & Services—5.9%
Acxiom	19,130	[a]	316,602
Advent Software	58,150		1,835,214
Conversant	33,070	[a]	1,132,648
CoreLogic	174,040	[a]	4,711,263
CSG Systems International	107,310		2,820,107
Mentor Graphics	92,730		1,900,501
Monotype Imaging Holdings	113,060		3,201,859
NetScout Systems	65,520	[a]	3,000,816
			18,919,010
Technology Hardware & Equipment—4.0%
FARO Technologies	33,320	[a]	1,690,990
FEI	24,640		1,858,349
Lexmark International, Cl. A	68,980		2,931,650
Universal Display	67,720	[a]	2,210,381
Vishay Intertechnology	287,660		4,110,661
			12,802,031
Transportation—2.0%
Con-way	74,141		3,521,697
Landstar System	40,440		2,919,364
			6,441,061
Utilities—5.0%
Chesapeake Utilities	55,845		2,326,503
El Paso Electric	74,930		2,738,692
Hawaiian Electric Industries	201,560		5,351,418
NorthWestern	54,700		2,481,192
Portland General Electric	99,519		3,196,550
			16,094,355
Total Common Stocks
(cost $273,057,101)			317,017,789

12

Other Investment–1.5%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $4,863,755)	4,863,755 [c]	4,863,755

Total Investments (cost $277,920,856)	101.1%	321,881,544
Liabilities, Less Cash and Receivables	(1.1%)	(3,505,457)
Net Assets	100.0%	318,376,087

ETF—Exchange-Traded Fund
a Non-income producing security.
b Investment in real estate investment trust.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Banks	15.0	Semiconductors & Semiconductor
Capital Goods	10.0	Equipment	3.0
Health Care Equipment & Services	8.0	Consumer Services	2.3
Real Estate	7.0	Transportation	2.0
Energy	6.5	Food & Staples Retailing	1.9
Software & Services	5.9	Automobiles & Components	1.6
Retailing	5.8	Money Market Investment	1.5
Materials	5.6	Food, Beverage & Tobacco	1.3
Commercial & Professional Services	5.2	Diversified Financials	.9
Utilities	5.0	Insurance	.6
Consumer Durables & Apparel	4.3	Household & Personal Products	.4
Technology Hardware & Equipment	4.0	Exchange-Traded Funds	.3
Media	3.0		101.1

† Based on net assets.
See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2014

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	273,057,101	317,017,789
Affiliated issuers	4,863,755	4,863,755
Cash		94,650
Receivable for investment securities sold		1,436,056
Dividends and securities lending income receivable		427,338
Prepaid expenses		10,340
		323,849,928
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		258,509
Payable for investment securities purchased		5,073,856
Payable for shares of Beneficial Interest redeemed		68,476
Accrued expenses		73,000
		5,473,841
Net Assets ($)		318,376,087
Composition of Net Assets ($):
Paid-in capital		214,421,672
Accumulated undistributed investment income—net		1,378,066
Accumulated net realized gain (loss) on investments		58,615,661
Accumulated net unrealized appreciation
(depreciation) on investments		43,960,688
Net Assets ($)		318,376,087
Class I Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		11,284,786
Net Asset Value, offering and redemption price per share ($)		28.21
See notes to financial statements.

14

STATEMENT OF OPERATIONS
Year Ended September 30, 2014

Investment Income ($):
Income:
Cash dividends (net of $1,373 foreign taxes withheld at source):
Unaffiliated issuers	4,586,422
Affiliated issuers	2,726
Income from securities lending—Note 1(b)	143,537
Total Income	4,732,685
Expenses:
Investment advisory fee—Note 3(a)	2,846,019
Shareholder servicing costs—Note 3(b)	239,748
Administration fees—Note 3(a)	144,224
Custodian fees—Note 3(b)	57,669
Professional fees	39,681
Prospectus and shareholders’ reports	25,642
Registration fees	22,922
Trustees’ fees and expenses—Note 3(c)	21,626
Loan commitment fees—Note 2	3,500
Interest expense—Note 2	2,867
Miscellaneous	20,655
Total Expenses	3,424,553
Less—reduction in fees due to earnings credits—Note 3(b)	(9)
Net Expenses	3,424,544
Investment Income—Net	1,308,141
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	67,923,008
Net unrealized appreciation (depreciation) on investments	(53,436,247)
Net Realized and Unrealized Gain (Loss) on Investments	14,486,761
Net Increase in Net Assets Resulting from Operations	15,794,902
See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2014	2013
Operations ($):
Investment income—net	1,308,141	3,921,209
Net realized gain (loss) on investments	67,923,008	54,164,714
Net unrealized appreciation
(depreciation) on investments	(53,436,247)	53,938,616
Net Increase (Decrease) in Net Assets
Resulting from Operations	15,794,902	112,024,539
Dividends to Shareholders from ($):
Investment income—net	(1,005,685)	(3,800,963)
Net realized gain on investments	(62,752,734)	(3,803,209)
Total Dividends	(63,758,419)	(7,604,172)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	23,641,959	50,443,835
Dividends reinvested	62,714,198	7,356,146
Cost of shares redeemed	(105,762,725)	(233,654,485)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(19,406,568)	(175,854,504)
Total Increase (Decrease) in Net Assets	(67,370,085)	(71,434,137)
Net Assets ($):
Beginning of Period	385,746,172	457,180,309
End of Period	318,376,087	385,746,172
Undistributed investment income—net	1,378,066	1,389,835
Capital Share Transactions (Shares):
Shares sold	777,169	1,770,305
Shares issued for dividends reinvested	2,192,804	289,490
Shares redeemed	(3,460,611)	(8,107,284)
Net Increase (Decrease) in Shares Outstanding	(490,638)	(6,047,489)
See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended September 30,
Class I Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	32.76	25.65	18.81	20.57	18.54
Investment Operations:
Investment income—net[a]	.11	.26	.14	.13	.10
Net realized and unrealized
gain (loss) on investments	1.15	7.29	6.79	(1.79)	1.99
Total from Investment Operations	1.26	7.55	6.93	(1.66)	2.09
Distributions:
Dividends from investment income—net	(.09)	(.22)	(.09)	(.10)	(.06)
Dividends from net realized
gain on investments	(5.72)	(.22)	—	—	—
Total Distributions	(5.81)	(.44)	(.09)	(.10)	(.06)
Net asset value, end of period	28.21	32.76	25.65	18.81	20.57
Total Return (%)	3.62	29.92	36.95	(8.14)	11.27
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.96	.99	.98	.96	.93
Ratio of net expenses
to average net assets	.96	.99	.98	.96	.93
Ratio of net investment income
to average net assets	.37	.90	.59	.57	.52
Portfolio Turnover Rate	68.43	76.63	88.54	66.51	79.47
Net Assets, end of period ($ x 1,000)	318,376	385,746	457,180	372,176	492,393
a Based on average shares outstanding.
See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Small Cap Value Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.

Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Service Plan fees. Class I shares are offered without a front-end sales charge or a contingent deferred sales charge.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

18

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

20

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2014 in valuing the fund's investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	313,558,556	—	—	313,558,556
Equity Securities—
Foreign
Common Stocks†	2,503,985	—	—	2,503,985
Exchange-
Traded Funds	955,248	—	—	955,248
Mutual Funds	4,863,755	—	—	4,863,755

† See Statement of Investments for additional detailed categorizations.

At September 30, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager or U.S. Government and Agency securities.The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended September 30, 2014,The Bank of New York Mellon earned $35,884 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended September 30, 2014 were as follows:

Affiliated
Investment	Value			Value	Net
Company	9/30/2013 ($)	Purchases ($)	Sales ($)	9/30/2014 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	2,887,568	110,955,622	108,979,435	4,863,755	1.5
Dreyfus
Institutional
Cash
Advantage
Fund	22,653,083	123,900,739	146,553,822	—	—
Total	25,540,651	234,856,361	255,533,257	4,863,755	1.5

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized

22

capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2014, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2014, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2014, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $9,593,000, undistributed capital gains $52,519,449 and unrealized appreciation $41,841,966.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2014 and September 30, 2013 were as follows: ordinary income $23,808,510 and $3,868,537, and long-term capital gains $39,949,909 and $3,735,635, respectively.

During the period ended September 30, 2014, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts, the fund decreased accumulated undistributed investment income-net by $314,225 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $265 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 9, 2013, the unsecured credit facility with Citibank, N.A. was $210 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2014 was approximately $260,300 with a related weighted average annualized interest rate of 1.10%.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly.

The fund has an Accounting and Administration Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative and accounting services for the fund. The fund has agreed to compensate Dreyfus for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities and equipment. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to

24

the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services. The fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $144,224 during the period ended September 30, 2014.

(b) The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2014, the fund was charged $8,675 for transfer agency services and $130 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $9.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2014, the fund was charged $57,669 pursuant to the custody agreement.

During the period ended September 30, 2014, the fund was charged $8,107 for services performed by the Chief Compliance Officer and his staff.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $219,416, custodian fees $23,815, Chief Compliance Officer fees $1,730, administration fees $12,564 and transfer agency fees $984.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2014, amounted to $241,497,933 and $323,765,869, respectively.

At September 30, 2014, the cost of investments for federal income tax purposes was $280,039,578; accordingly, accumulated net unrealized appreciation on investments was $41,841,966, consisting of $58,611,898 gross unrealized appreciation and $16,769,932 gross unrealized depreciation.

26

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders Dreyfus Investment Funds

We have audited the accompanying statement of assets and liabilities of Dreyfus/The Boston Company Small Cap Value Fund (the “Fund”), a series of Dreyfus Investment Funds, including the statement of investments, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus/The Boston Company Small Cap Value Fund as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 26, 2014

The Fund 27

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $4,299,265 as ordinary income dividends paid during the year ended September 30, 2014 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 27.95% of ordinary income dividends paid during the year ended September 30, 2014 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2015 of the percentage applicable to the preparation of their 2014 income tax returns.The fund reports the maximum amount allowable but not less than $3.6427 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.The fund reports the maximum amount allowable but not less than $2.0792 per share as a short-term capital gain dividend in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

28

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (70)
Chairman of the Board (2008)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee (1995-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 145
———————
Francine J. Bovich (63)
Board Member (2011)
Principal Occupation During Past 5Years:
• Trustee,The Bradley Trusts, private trust funds (2011-present)
• Managing Director, Morgan Stanley Investment Management (1993-2010)
Other Public Company Board Membership During Past 5Years:
• Annaly Capital Management, Inc., Board Member (May 2014-present)
No. of Portfolios for which Board Member Serves: 45
———————
Kenneth A. Himmel (68)
Board Member (2008)
Principal Occupation During Past 5Years:
• President and CEO, Related Urban Development, a real estate development company
(1996-present)
• President and CEO, Himmel & Company, a real estate development company (1980-present)
• CEO,American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 31

The Fund 29

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (67)
Board Member (2008)
Principal Occupation During Past 5Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)
No. of Portfolios for which Board Member Serves: 31
———————
Roslyn M. Watson (64)
Board Member (2008)
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 67
———————
Benaree Pratt Wiley (68)
Board Member (2008)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Membership During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 69
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
James M. Fitzgibbons, Emeritus Board Member

30

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 69 investment companies (comprised of 145 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since February 1988.

JOHN PAK, Chief Legal Officer since March 2013.

Deputy General Counsel, Investment Management, of BNY Mellon since August 2014; Chief Legal Officer of the Manager since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal. He is an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since August 2012.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. She is 58 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1991.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 38 years old and has been an employee of the Manager since March 2013.

The Fund 31

OFFICERS OF THE FUND (Unaudited) (continued)

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since December 2008.

Director – Mutual Fund Accounting of the Manager, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (70 investment companies, comprised of 170 portfolios).

He is 57 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director of UBS Investment Bank; until March 2010, AML Compliance Officer and Senior Vice President of Citi Global Wealth Management. He is an officer of 65 investment companies (comprised of 165 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Distributor since October 2011.

32

For More Information

Telephone 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Dreyfus/The Boston
Company Small/Mid Cap
Growth Fund

ANNUAL REPORT September 30, 2014

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
22	Notes to Financial Statements
34	Report of Independent Registered Public Accounting Firm
35	Important Tax Information
36	Board Members Information
38	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus/The Boston
Company Small/Mid Cap
Growth Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

This annual report for Dreyfus/The Boston Company Small/Mid Cap Growth Fund covers the 12-month period from October 1, 2013, through September 30, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Despite occasional bouts of heightened volatility, U.S. stocks gained ground steadily over the reporting period as the domestic economy rebounded. As a result, most broad measures of equity market performance established a series of new record highs. Smaller and more economically sensitive stocks generally fared well over the reporting period’s first half, but larger, better established companies rallied more strongly over the second half.

We remain cautiously optimistic regarding the U.S. stock market’s prospects. We currently expect the economy to continue to accelerate as several longstanding drags, including tight fiscal policies and private sector deleveraging, fade from the scene. Of course, a number of risks remain, including the possibilities of higher interest rates and intensifying geopolitical turmoil. As always, we encourage you to discuss our observations with your financial adviser to assess their potential impact on your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
October 15, 2014

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2013, through September 30, 2014, as provided by Todd W. Wakefield, CFA, and Robert C. Zeuthen, CFA, Primary Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended September 30, 2014, Dreyfus/The Boston Company Small/Mid Cap Growth Fund’s Class A shares produced a total return of 5.59%, Class C shares returned 4.72%, Class I shares returned 5.85%, and Class Y shares returned 5.90%.1 In comparison, the fund’s benchmark, the Russell 2500® Growth Index (the “Index”), produced a total return of 8.05% for the same period.2

Despite bouts of volatility, small- and midcap stocks gained some value during the reporting period in an environment of improving U.S. economic growth.The fund lagged its benchmark, mainly due to shortfalls in the information technology and industrials sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities of small-cap and midcap U.S. companies with market capitalizations equal to or less than the total market capitalization of the largest company in the Index.When choosing stocks, we seek to identify high-quality small-cap and midcap companies with rapid current or expected earnings or revenue growth.We employ fundamental research to identify companies with attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high-quality management and high sustainable growth. We also may invest in companies that our research indicates will experience accelerating revenues and expanding operating margins.

Stocks Advanced in Volatile Market

Stocks gained value over the fall of 2013 in response to encouraging economic data, enabling several broad measures of U.S. stock market performance to end the year near record highs. The market relinquished some of its gains in January 2014 amid concerns regarding economic slowdowns in the emerging markets, but stocks rebounded in February when those worries proved to be overblown. Another bout

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

of volatility in the spring signaled a shift in market leadership from more aggressive growth stocks to their better established, value-oriented counterparts. Over the summer, positive economic data broadly drove stocks to new record highs, but small and midcap stocks gave up a significant portion of their earlier gains in late September due to renewed concerns regarding geopolitical tensions, economic weakness in Europe, and the possibility of higher U.S. interest rates.

While stocks of all capitalization ranges produced positive returns, the shift in market leadership to more conservative companies caused small-cap stocks to trail large-cap stocks by a wide margin for the reporting period overall. Midcap stocks lagged somewhat more mildly.

Technology, Industrials Holdings Dampened Fund Results

The fund’s relative performance over the reporting period was undermined by disappointing stock selections in the information technology sector. Most notably, software developers Infoblox, BroadSoft, CommVault Systems, and Informatica were hurt when capital spending by corporate customers did not increase as expected. Shares of technology services provider Maximus were under pressure as management indirectly talked down 2015 earnings expectations, spooking the market. In the industrials sector, professional services provider On Assignment reduced its earnings outlook amid softer-than-expected industry conditions. Corporate Executive Board lost value when investors grew concerned about its valuation, margin pressures, and the impact of recent acquisitions.Transportation services company JB Hunt Transport Services encountered earnings uncertainty surrounding their intermodal and dedicated business in an otherwise favorable environment for domestic logistics companies.

The fund achieved better relative results in the health care sector, where Salix Pharmaceuticals more than doubled in value amid takeover speculation and strong clinical trial results for a new gastrointestinal treatment. Pacira Pharmaceuticals announced regulatory pre-approval for expanded use of an anesthetic drug. Biopharmaceutical services provider PAREXEL International exceeded earnings expectations, and medical technology company athenahealth benefited from the U.S. health system’s migration to digital records.

In the financials sector, real estate manager CBRE Group posted higher revenues and earnings, and investment manager Waddell & Reed Financial reported a robust increase

4

in assets under management. Among consumer discretionary companies, vacation rentals marketplace HomeAway attracted new customers, while bedding maker Tempur Sealy International posted strong sales of its differentiated products. Positive new product introductions led to stronger sales of recreation vehicles for Polaris Industries. Beauty services and products provider Ulta Salon, Cosmetics & Fragrance achieved rising same-store sales, and household products seller Williams-Sonoma benefited from synergies between its online and physical stores. Finally, in the consumer staples sector, food producer WhiteWave Foods beat earnings expectation over several quarters, and private label distributor TreeHouse Foods saw robust demand for its products.

Continuing to Find Attractive Growth Opportunities

We recently have been encouraged by improved U.S. economic activity, which should be good for small- and midcap growth stocks. However, geopolitical conflicts have persisted and interest rates may rise, suggesting that selectivity is likely to become more critical to investment success. Our security selection process has identified an ample number of opportunities meeting our criteria in the health care and consumer discretionary sectors, but fewer in the financials sector.

October 15, 2014

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Small and midsize companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile, than those of larger more established companies.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — The Russell 2500 Growth Index is an unmanaged index that measures the performance of those Russell 2500 companies (the 2,500 smallest companies in the Russell 3000 Index, which is composed of the 3,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. The total return figure cited for this index assumes change in security prices and reinvestment of dividends, but does not reflect the costs of managing a mutual fund. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

†	Source: Lipper Inc.
††	The total return figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s
Class I shares for the period prior to 3/31/09 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for Class A shares.
The total return figures presented for ClassY shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for ClassY shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus/The Boston Company Small/Mid Cap Growth Fund on 9/30/04 to a $10,000 investment made in the Russell 2500 Growth Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested. The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is an unmanaged index that measures the performance of those Russell 2500 companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 9/30/14
	Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	3/31/09	–0.46%	14.61%	10.15	%††
without sales charge	3/31/09	5.59%	15.99%	10.81	%††
Class C shares
with applicable redemption charge †	3/31/09	3.79%	14.90%	10.24	%††
without redemption	3/31/09	4.72%	14.90%	10.24	%††
Class I shares	1/1/88	5.85%	16.32%	10.97%
Class Y shares	7/1/13	5.90%	16.33%††	10.97	%††
Russell 2500 Growth Index		8.05%	16.85%	10.10%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 3/31/09 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for Class A shares.
The total return performance figures presented for ClassY shares of the fund reflect the performance of the fund’s
Class I shares for the period prior to 7/1/13 (the inception date for ClassY shares).

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Small/Mid Cap Growth Fund from April 1, 2014 to September 30, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2014

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.22	$9.02	$4.03	$3.48
Ending value (after expenses)	$982.20	$977.60	$983.00	$983.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2014

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.32	$9.20	$4.10	$3.55
Ending value (after expenses)	$1,019.80	$1,015.94	$1,021.01	$1,021.56

† Expenses are equal to the fund’s annualized expense ratio of 1.05% for Class A, 1.82% for Class C, .81% for
Class I and .70% for ClassY, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
September 30, 2014

Common Stocks—97.7%	Shares		Value ($)
Automobiles & Components—.7%
Tenneco	136,550	[a]	7,142,931
Banks—1.3%
Prosperity Bancshares	225,290		12,879,829
Capital Goods—11.6%
Chart Industries	50,170	[a]	3,066,892
Crane	131,050		8,283,671
Donaldson	237,860		9,664,252
Hexcel	291,050	[a]	11,554,685
ITT	207,660		9,332,240
MRC Global	354,100	[a]	8,257,612
Quanta Services	348,840	[a]	12,659,404
Sensata Technologies Holding	268,980	[a]	11,977,679
Trinity Industries	153,560	[b]	7,174,323
United Rentals	153,570	[a]	17,061,627
Watsco	146,630		12,636,573
			111,668,958
Commercial & Professional Services—2.8%
Corporate Executive Board	128,142		7,697,490
On Assignment	24,250	[a]	651,113
Towers Watson & Co., Cl. A	66,901		6,656,650
Waste Connections	250,850		12,171,242
			27,176,495
Consumer Durables & Apparel—7.2%
Deckers Outdoor	175,600	[a]	17,064,808
Jarden	212,710	[a]	12,785,998
Polaris Industries	92,960		13,924,478
PVH	77,520		9,391,548
Steven Madden	216,180	[a]	6,967,481
Wolverine World Wide	364,280	[b]	9,128,857
			69,263,170

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Consumer Services—.7%
Cheesecake Factory	153,730		6,994,715
Energy—3.9%
Exterran Holdings	274,110		12,145,814
Laredo Petroleum	367,540	[a]	8,236,571
Oasis Petroleum	177,960	[a]	7,440,508
Oil States International	155,960	[a]	9,653,924
			37,476,817
Exchange-Traded Funds—5.2%
iShares Russell 2000 ETF	44,000		4,811,400
iShares Russell 2000 Growth ETF	351,720	[b]	45,614,567
			50,425,967
Food & Staples Retailing—1.2%
United Natural Foods	181,787	[a]	11,172,629
Food, Beverage & Tobacco—2.2%
TreeHouse Foods	126,104	[a]	10,151,372
WhiteWave Foods	297,390	[a]	10,804,179
			20,955,551
Health Care Equipment & Services—10.1%
Acadia Healthcare	215,730	[a]	10,462,905
Align Technology	268,180	[a]	13,859,542
athenahealth	70,616	[a,b]	9,299,421
Brookdale Senior Living	359,620	[a]	11,586,956
Catamaran	357,724	[a]	15,078,067
Cooper	46,630		7,262,622
Endologix	674,470	[a]	7,149,382
MEDNAX	209,200	[a]	11,468,344
Universal Health Services, Cl. B	110,390		11,535,755
			97,702,994
Materials—5.1%
Airgas	134,270		14,856,975
Constellium, Cl. A	280,170	[a]	6,894,984
Reliance Steel & Aluminum	104,470		7,145,748
Scotts Miracle-Gro, Cl. A	192,110		10,566,050
Vulcan Materials	160,620		9,674,143
			49,137,900

10

Common Stocks (continued)	Shares		Value ($)
Media—3.8%
IMAX	431,190	[a,b]	11,840,477
Interpublic Group of Companies	670,420		12,282,094
Lions Gate Entertainment	374,675	[b]	12,353,035
			36,475,606
Pharmaceuticals, Biotech &
Life Sciences—12.0%
ACADIA Pharmaceuticals	628,310	[a,b]	15,556,956
Alkermes	219,130	[a]	9,394,103
Anacor Pharmaceuticals	238,040	[a]	5,824,839
Celldex Therapeutics	593,690	[a,b]	7,694,222
Cepheid	210,380	[a]	9,263,031
Intercept Pharmaceuticals	32,630	[a]	7,723,195
Jazz Pharmaceuticals	88,060	[a]	14,138,914
Nektar Therapeutics	859,274	[a]	10,371,437
NPS Pharmaceuticals	378,980	[a]	9,853,480
PAREXEL International	154,100	[a]	9,722,169
Salix Pharmaceuticals	98,120	[a]	15,330,269
			114,872,615
Real Estate—1.0%
CBRE Group, Cl. A	331,330	[a]	9,853,754
Retailing—5.9%
HomeAway	294,500	[a]	10,454,750
HSN	166,450		10,215,036
LKQ	500,800	[a]	13,316,272
Ulta Salon, Cosmetics & Fragrance	83,550	[a]	9,873,104
Williams-Sonoma	188,320		12,536,462
			56,395,624
Semiconductors & Semiconductor
Equipment—2.3%
Mellanox Technologies	282,050	[a]	12,655,583
Microchip Technology	204,370	[b]	9,652,395
			22,307,978
Software & Services—11.4%
Akamai Technologies	159,380	[a]	9,530,924
ANSYS	127,910	[a]	9,678,950

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Software & Services (continued)
Concur Technologies	106,460	[a]	13,501,257
FleetMatics Group	311,950	[a,b]	9,514,475
LogMeIn	266,370	[a,b]	12,271,666
MAXIMUS	296,920		11,915,400
Proofpoint	281,520	[a]	10,455,653
SS&C Technologies Holdings	272,180	[a]	11,945,980
Synopsys	539,410	[a]	21,411,880
			110,226,185
Technology Hardware & Equipment—6.0%
CommScope Holding	300,760	[a]	7,191,172
F5 Networks	106,060	[a]	12,593,564
IPG Photonics	140,890	[a,b]	9,690,414
National Instruments	231,570		7,162,460
Palo Alto Networks	104,560	[a]	10,257,336
Stratasys	92,550	[a,b]	11,178,189
			58,073,135
Telecommunication Services—.6%
tw telecom	138,780	[a]	5,774,636
Transportation—2.7%
J.B. Hunt Transport Services	66,490		4,923,585
Kirby	81,490	[a]	9,603,597
Spirit Airlines	163,970	[a]	11,336,886
			25,864,068
Total Common Stocks
(cost $826,542,476)			941,841,557

Other Investment—2.0%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $18,843,868)	18,843,868	[c]	18,843,868

12

Investment of Cash Collateral
for Securities Loaned—7.7%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $74,662,549)	74,662,549 [c]	74,662,549
Total Investments (cost $920,048,893)	107.4%	1,035,347,974
Liabilities, Less Cash and Receivables	(7.4%)	(71,757,343)
Net Assets	100.0%	963,590,631

ETF—Exchange-Traded Fund

a Non-income producing security.
b Security, or portion thereof, on loan.At September 30, 2014 the value of the fund’s securities on loan was
$70,681,117 and the value of the collateral held by the fund was $75,007,046, consisting of cash collateral of
$74,662,549 and U.S. Government & Agency securities valued at $344,497.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Pharmaceuticals,		Commercial & Professional Services	2.8
Biotech & Life Sciences	12.0	Transportation	2.7
Capital Goods	11.6	Semiconductors &
Software & Services	11.4	Semiconductor Equipment	2.3
Health Care Equipment & Services	10.1	Food, Beverage & Tobacco	2.2
Money Market Investments	9.7	Banks	1.3
Consumer Durables & Apparel	7.2	Food & Staples Retailing	1.2
Technology Hardware & Equipment	6.0	Real Estate	1.0
Retailing	5.9	Automobiles & Components	.7
Exchange-Traded Funds	5.2	Consumer Services	.7
Materials	5.1	Telecommunication Services	.6
Energy	3.9
Media	3.8		107.4

† Based on net assets.
See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2014

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $70,681,117)—Note 1(b):
Unaffiliated issuers			826,542,476	941,841,557
Affiliated issuers			93,506,417	93,506,417
Cash				527,853
Receivable for investment securities sold				23,199,414
Receivable for shares of Beneficial Interest subscribed				613,273
Dividends and securities lending income receivable				165,157
Prepaid expenses				194,507
				1,060,048,178
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				635,059
Liability for securities on loan—Note 1(b)				74,662,549
Payable for investment securities purchased				20,041,810
Payable for shares of Beneficial Interest redeemed				929,877
Accrued expenses				188,252
				96,457,547
Net Assets ($)				963,590,631
Composition of Net Assets ($):
Paid-in capital				767,859,877
Accumulated net realized gain (loss) on investments				80,431,673
Accumulated net unrealized appreciation
(depreciation) on investments				115,299,081
Net Assets ($)				963,590,631

Net Asset Value Per Share
	Class A	Class C	Class I	Class Y
Net Assets ($)	225,427,408	31,329,139	605,932,468	100,901,616
Shares Outstanding	12,774,229	1,890,135	33,742,252	5,613,802
Net Asset Value Per Share ($)	17.65	16.58	17.96	17.97

See notes to financial statements.

14

STATEMENT OF OPERATIONS
Year Ended September 30, 2014

Investment Income ($):
Income:
Cash dividends (net of $13,020 foreign taxes withheld at source):
Unaffiliated issuers	4,867,811
Affiliated issuers	15,856
Income from securities lending—Note 1(b)	371,325
Total Income	5,254,992
Expenses:
Investment advisory fee—Note 3(a)	5,626,471
Shareholder servicing costs—Note 3(c)	1,599,313
Prospectus and shareholders’ reports	258,957
Distribution fees—Note 3(b)	166,249
Administration fee—Note 3(a)	144,224
Professional fees	114,118
Registration fees	109,475
Custodian fees—Note 3(c)	83,572
Trustees’ fees and expenses—Note 3(d)	66,479
Loan commitment fees—Note 2	8,410
Interest expense—Note 2	1,945
Miscellaneous	31,691
Total Expenses	8,210,904
Less—reduction in fees due to earnings credits—Note 3(c)	(433)
Net Expenses	8,210,471
Investment (Loss)—Net	(2,955,479)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	112,428,209
Net unrealized appreciation (depreciation) on investments	(64,422,589)
Net Realized and Unrealized Gain (Loss) on Investments	48,005,620
Net Increase in Net Assets Resulting from Operations	45,050,141

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2014	2013 [a]
Operations ($):
Investment (loss)—net	(2,955,479)	(910,979)
Net realized gain (loss) on investments	112,428,209	105,195,638
Net unrealized appreciation
(depreciation) on investments	(64,422,589)	80,229,259
Net Increase (Decrease) in Net Assets
Resulting from Operations	45,050,141	184,513,918
Dividends to Shareholders from ($):
Net realized gain on investments:
Class A	(22,918,565)	(10,591,811)
Class C	(1,334,731)	(165,811)
Class I	(68,005,735)	(39,569,772)
Class Y	(122)	—
Total Dividends	(92,259,153)	(50,327,394)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	77,706,564	35,575,263
Class C	26,705,891	5,126,829
Class I	233,650,640	167,413,489
Class Y	120,463,624	1,000
Dividends reinvested:
Class A	22,257,399	10,214,754
Class C	1,312,211	149,491
Class I	57,620,214	33,795,640
Cost of shares redeemed:
Class A	(56,417,187)	(19,101,349)
Class C	(2,572,766)	(911,306)
Class I	(258,869,361)	(212,027,715)[b]
Class Y	(17,223,963)	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	204,633,266	20,236,096
Total Increase (Decrease) in Net Assets	157,424,254	154,422,620
Net Assets ($):
Beginning of Period	806,166,377	651,743,757
End of Period	963,590,631	806,166,377
Undistributed investment income—net	—	2,180

16

	Year Ended September 30,
	2014	2013 [a]
Capital Share Transactions:
Class Ac
Shares sold	4,314,496	2,197,409
Shares issued for dividends reinvested	1,296,296	729,625
Shares redeemed	(3,151,684)	(1,202,638)
Net Increase (Decrease) in Shares Outstanding	2,459,108	1,724,396
Class Cc
Shares sold	1,571,228	315,189
Shares issued for dividends reinvested	80,851	11,123
Shares redeemed	(153,217)	(59,075)
Net Increase (Decrease) in Shares Outstanding	1,498,862	267,237
Class Id
Shares sold	12,766,341	10,187,123
Shares issued for dividends reinvested	3,303,911	2,386,698
Shares redeemed	(14,192,319)	(12,878,782)
Net Increase (Decrease) in Shares Outstanding	1,877,933	(304,961)
Class Yd
Shares sold	6,564,764	58.28
Shares redeemed	(951,020)	—
Net Increase (Decrease) in Shares Outstanding	5,613,744	58.28

a Effective July 1, 2013, the fund commenced offering ClassY shares.
b Includes redemption-in-kind amounting to $71,300,269.
c During the period ended September 30, 2013, 6,859 Class C shares representing $110,285 were exchanged for
6,557 Class A shares.
d During the period ended September 30, 2014, 245,559 Class I shares representing $4,385,685 were exchanged for 245,422 ClassY shares.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended September 30,
Class A Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	18.76	15.82	12.95	12.26	11.10
Investment Operations:
Investment (loss)—net[a]	(.09)	(.06)	(.06)	(.06)	(.04)
Net realized and unrealized
gain (loss) on investments	1.08	4.20	4.08	.75	1.20
Total from Investment Operations	.99	4.14	4.02	.69	1.16
Distributions:
Dividends from net realized
gain on investments	(2.10)	(1.20)	(1.15)	—	—
Net asset value, end of period	17.65	18.76	15.82	12.95	12.26
Total Return (%)[b]	5.59	28.73	32.36	5.63	10.45
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.04	1.02	1.08	1.09	1.12
Ratio of net expenses
to average net assets	1.04	1.02	1.08	1.09	1.12
Ratio of net investment (loss)
to average net assets	(.48)	(.34)	(.37)	(.45)	(.35)
Portfolio Turnover Rate	139.37	124.25	153.75	180.82	191.46
Net Assets, end of period ($ x 1,000)	225,427	193,470	135,904	107,696	107,796

a	Based on average shares outstanding.
b	Exclusive of sales charge.

See notes to financial statements.

18

		Year Ended September 30,
Class C Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	17.87	15.26	12.63	12.06	11.05
Investment Operations:
Investment (loss)—net[a]	(.22)	(.20)	(.18)	(.18)	(.13)
Net realized and unrealized
gain (loss) on investments	1.03	4.01	3.96	.75	1.14
Total from Investment Operations	.81	3.81	3.78	.57	1.01
Distributions:
Dividends from net realized
gain on investments	(2.10)	(1.20)	(1.15)	—	—
Net asset value, end of period	16.58	17.87	15.26	12.63	12.06
Total Return (%)[b]	4.72	27.54	31.21	4.73	9.14
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.83	1.92	1.97	1.95	1.99
Ratio of net expenses
to average net assets	1.83	1.92	1.97	1.95	1.99
Ratio of net investment (loss)
to average net assets	(1.26)	(1.29)	(1.24)	(1.31)	(1.21)
Portfolio Turnover Rate	139.37	124.25	153.75	180.82	191.46
Net Assets, end of period ($ x 1,000)	31,329	6,991	1,893	1,124	1,091

a	Based on average shares outstanding.
b	Exclusive of sales charge.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended September 30,
Class I Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	19.01	15.98	13.03	12.29	11.10
Investment Operations:
Investment (loss)—net[a]	(.04)	(.01)	(.01)	(.02)	(.01)
Net realized and unrealized
gain (loss) on investments	1.09	4.24	4.11	.76	1.20
Total from Investment Operations	1.05	4.23	4.10	.74	1.19
Distributions:
Dividends from net realized
gain on investments	(2.10)	(1.20)	(1.15)	—	—
Net asset value, end of period	17.96	19.01	15.98	13.03	12.29
Total Return (%)	5.85	29.03	32.81	6.02	10.72
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.80	.75	.78	.77	.81
Ratio of net expenses
to average net assets	.80	.75	.78	.77	.81
Ratio of net investment (loss)
to average net assets	(.24)	(.06)	(.07)	(.14)	(.05)
Portfolio Turnover Rate	139.37	124.25	153.75	180.82	191.46
Net Assets, end of period ($ x 1,000)	605,932	605,704	513,947	341,406	293,126

a Based on average shares outstanding.
See notes to financial statements.

20

	Year Ended September 30,
Class Y Shares	2014	2013	[a]
Per Share Data ($):
Net asset value, beginning of period	19.01	17.16
Investment Operations:
Investment (loss)—net[b]	(.03)	(.01)
Net realized and unrealized
gain (loss) on investments	1.09	1.86
Total from Investment Operations	1.06	1.85
Distributions:
Dividends from net realized
gain on investments	(2.10)	—
Net asset value, end of period	17.97	19.01
Total Return (%)	5.90	10.78	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.72	.72	[d]
Ratio of net expenses to average net assets	.72	.72	[d]
Ratio of net investment (loss)
to average net assets	(.15)	(.26)[d]
Portfolio Turnover Rate	139.37	124.25
Net Assets, end of period ($ x 1,000)	100,902	1

a	From July 1, 2013 (commencement of initial offering) to September 30, 2013.
b	Based on average shares outstanding.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund 21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Small/Mid Cap Growth Fund (the “fund”) is a separate non-diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. At a meeting held on October 30-31, 2013, the Trust’s Board of Trustees (the “Board”) approved, effective May 1, 2014 (the “Effective Date”) for The Boston Company Asset Management, LLC (“TBCAM”), an affiliate of Dreyfus, to serve as the fund’s sub-investment advisor.

The Board also approved, as of the Effective Date, a proposal to change the fund’s subclassification from a “diversified” fund to a “non-diversified” fund.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and ClassY. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or

22

Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

24

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2014 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	863,165,654	—	—	863,165,654

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($) (continued)
Investments in Securities
(continued):
Equity Securities—
Foreign
Common Stocks†	28,249,936	—	—	28,249,936
Exchange-Traded
Funds	50,425,967	—	—	50,425,967
Mutual Funds	93,506,417	—	—	93,506,417

† See Statement of Investments for additional detailed categorizations.

At September 30, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus or U.S. Government and Agency securities.The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of

26

New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended September 30, 2014,The Bank of New York Mellon earned $88,185 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended September 30, 2014 were as follows:

Affiliated
Investment	Value			Value	Net
Company	9/30/2013 ($)	Purchases ($)	Sales ($)	9/30/2014 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	28,903,661	443,467,638	453,527,431	18,843,868	2.0
Dreyfus
Institutional
Cash
Advantage
Fund	54,771,773	671,283,570	651,392,794	74,662,549	7.7
Total	83,675,434	1,114,751,208	1,104,920,225	93,506,417	9.7

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2014, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2014, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2014, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $18,412,406, undistributed capital gains $76,900,782, accumulated capital losses $11,998,619 and unrealized appreciation $112,416,185.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2014. As a result of the fund’s

28

April 29, 2010 merger with Dreyfus Discovery Fund, capital losses of $11,998,619 are available to offset future gains, if any. Based on certain provisions in the Code, the amount of losses which can be utilized in subsequent years is subject to an annual limitation.This acquired capital loss will expire in fiscal year 2016.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2014 and September 30, 2013 were as follows: ordinary income $22,995,578 and $16,761,795, and long-term capital gains $69,263,575 and $33,565,599, respectively.

During the period ended September 30, 2014, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses and real estate investment trusts, the fund increased accumulated undistributed investment income-net by $2,953,299, decreased accumulated net realized gain (loss) on investments by $2,950,013 and decreased paid-in capital by $3,286. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $265 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 9, 2013, the unsecured credit facility with Citibank, N.A. was $210 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2014 was approximately $179,200 with a related weighted average annualized interest rate of 1.09%.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to Sub-Investment Advisory Agreement between Dreyfus and TBCAM, TBCAM serves as the fund’s sub adviser responsible for the day-to–day management of a portion of the fund’s portfolio. Dreyfus pays TBCAM a monthly fee at an annual percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the SEC, upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more subadvisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval.The order also relieves the fund from disclosing the sub-investment advisory fee paid by Dreyfus to an unaffiliated subadviser in documents filed with the SEC and provided to shareholders. In addition, pursuant to the order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a subadviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any subadviser to the Board.

The fund has an Accounting and Administration Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative and accounting services for the fund. The fund has agreed to compensate Dreyfus for providing accounting services, administration, compliance monitoring, regulatory and shareholder

30

reporting, as well as for related facilities and equipment. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services. The fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $144,224 during the period ended September 30, 2014.

During the period ended September 30, 2014, the Distributor retained $48,105 from commissions earned on sales of the fund’s Class A shares and $4,450 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended September 30, 2104, Class C shares were charged $166,249 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services.The Distributor determines the amounts

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

to be paid to Service Agents. During the period ended September 30, 2014, Class A and Class C shares were charged $568,182 and $55,416, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund.The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2014, the fund was charged $111,845 for transfer agency services and $6,301 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $433.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2014, the fund was charged $83,572 pursuant to the custody agreement.

32

During the period ended September 30, 2014, the fund was charged $8,107 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $490,724, Distribution Plan fees $19,725, Shareholder Services Plan fees $54,516, custodian fees $32,512, Chief Compliance Officer fees $1,730, administration fees $11,828 and transfer agency fees $24,024.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2014, amounted to $1,394,536,304 and $1,275,129,816, respectively.

At September 30, 2014, the cost of investments for federal income tax purposes was $922,931,789; accordingly, accumulated net unrealized appreciation on investments was $112,416,185, consisting of $138,528,286 gross unrealized appreciation and $26,112,101 gross unrealized depreciation.

The Fund 33

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders Dreyfus Investment Funds

We have audited the accompanying statement of assets and liabilities of Dreyfus/The Boston Company Small/Mid Cap Growth Fund (the “Fund”), a series of Dreyfus Investment Funds, including the statement of investments, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus/The Boston Company Small/Mid Cap Growth Fund as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 26, 2014

34

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $3,631,393 as ordinary income dividends paid during the year ended September 30, 2014 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 18.16% of ordinary income dividends paid during the year ended September 30, 2014 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2015 of the percentage applicable to the preparation of their 2014 income tax returns.The fund reports the maximum amount allowable but not less than $1.5762 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. The fund reports the maximum amount allowable but not less than $.5233 per share as a short-term capital gain dividend in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

The Fund 35

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (70)
Chairman of the Board (2008)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee (1995-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 145
———————
Francine J. Bovich (63)
Board Member (2011)
Principal Occupation During Past 5Years:
• Trustee,The Bradley Trusts, private trust funds (2011-present)
• Managing Director, Morgan Stanley Investment Management (1993-2010)
Other Public Company Board Membership During Past 5Years:
• Annaly Capital Management, Inc., Board Member (May 2014-present)
No. of Portfolios for which Board Member Serves: 45
———————
Kenneth A. Himmel (68)
Board Member (2008)
Principal Occupation During Past 5Years:
• President and CEO, Related Urban Development, a real estate development company (1996-present)
• President and CEO, Himmel & Company, a real estate development company (1980-present)
• CEO,American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 31

36

Stephen J. Lockwood (67)
Board Member (2008)
Principal Occupation During Past 5Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)
No. of Portfolios for which Board Member Serves: 31
———————
Roslyn M. Watson (64)
Board Member (2008)
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 67
———————
Benaree Pratt Wiley (68)
Board Member (2008)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Membership During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 69
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
James M. Fitzgibbons, Emeritus Board Member

The Fund 37

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 69 investment companies (comprised of 145 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since February 1988.

JOHN PAK, Chief Legal Officer since March 2013.

Deputy General Counsel, Investment Management, of BNY Mellon since August 2014; Chief Legal Officer of the Manager since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal. He is an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since August 2012.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. She is 58 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1991.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 38 years old and has been an employee of the Manager since March 2013.

38

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since December 2008.

Director – Mutual Fund Accounting of the Manager, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (70 investment companies, comprised of 170 portfolios). He is 57 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director of UBS Investment Bank; until March 2010, AML Compliance Officer and Senior Vice President of Citi Global Wealth Management. He is an officer of 65 investment companies (comprised of 165 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Distributor since October 2011.

The Fund 39

NOTES

For More Information

Telephone Call your financial representative or 1-800-DREYFUS
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Dreyfus
Tax Sensitive
Total Return Bond Fund

ANNUAL REPORT September 30, 2014

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
21	Statement of Assets and Liabilities
22	Statement of Operations
23	Statement of Changes in Net Assets
25	Financial Highlights
29	Notes to Financial Statements
40	Report of Independent Registered Public Accounting Firm
41	Important Tax Information
42	Board Members Information
44	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Tax Sensitive
Total Return Bond Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

This annual report for Dreyfus Tax Sensitive Total Return Bond Fund covers the 12-month period from October 1, 2013, through September 30, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Municipal bonds generally gained ground for the reporting period overall despite bouts of heightened volatility during the final months of 2013, when a more moderately accommodative monetary policy and accelerating economic growth caused long-term interest rates to rise. Long-term interest rates moderated early in 2014 due to geopolitical and economic concerns, driving prices of long-term securities higher, and favorable supply-and-demand dynamics helped keep yields low when economic growth resumed. Meanwhile, improving economic fundamentals enabled many states and municipalities to shore up their fiscal conditions.

While we remain cautiously optimistic regarding the municipal bond market’s prospects, we believe that selectivity is likely to become more important to investment success. Long-term rates could rise if, as we anticipate, the economy continues to accelerate and inflationary pressures rise. On the other hand, intensifying geopolitical turmoil and other factors could dampen the adverse effects of a stronger domestic economic recovery, and rising investor demand for tax-advantaged investments may continue to support municipal bond prices. As always, we encourage you to discuss our observations with your financial adviser to assess their potential impact on your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
October 15, 2014

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2013, through September 30, 2014, as provided by Christine L.Todd,Thomas Casey, Daniel Rabasco and Jeffrey Burger, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended September 30, 2014, Dreyfus Tax Sensitive Total Return Bond Fund’s Class A shares produced a total return of 4.84%, Class C shares returned 4.07%, Class I shares returned 5.11%, and Class Y shares returned 5.13%.1 In comparison, the fund’s benchmark, the Barclays 3-, 5-, 7-, 10-Year Municipal Bond Index (the “Index”), provided a total return of 4.62% for the same period.2

Municipal bonds rallied over the reporting period when long-term interest rates moderated, supply-and-demand dynamics proved favorable, and credit conditions improved. The fund’s results were roughly in line with its benchmark, as strong results from lower rated revenue-backed bonds were balanced by more modest returns from higher quality securities.

Effective February 21, 2014 (the “Effective Date”), the fund changed its name, investment objective, investment strategy, and certain fundamental investment policies, and Jeffrey Burger and Daniel Rabasco became portfolio managers.

The Fund’s Investment Approach

As of the Effective Date, the fund seeks high after-tax total return.To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds.The fund normally invests at least 65% of its net assets in municipal bonds that provide income exempt from federal personal income tax. The fund may invest up to 35% of its net assets in taxable bonds. The fund invests principally in bonds rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality.3 The fund may invest up to 25% of its assets in bonds rated below investment grade.

We seek relative value opportunities among municipal bonds and invest selectively in taxable securities with the potential to enhance after-tax total return and/or reduce volatility. We use a combination of fundamental credit analysis and macroeconomic and quantitative inputs to identify undervalued sectors and securities, and we select municipal bonds using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Economic and Technical Forces Buoyed Municipal Bonds

Fixed-income securities struggled over the fall of 2013 amid accelerating economic growth and the Federal Reserve Board’s plans to back away from its quantitative easing program. By the end of the year, long-term interest rates had climbed above 3% for the first time in more than two years, and bond prices fell. However, rates subsequently moderated, and bonds rebounded when harsh winter weather contributed to an economic contraction during the first quarter of 2014.

The economic recovery got back on track in the spring, but favorable supply-and-demand dynamics kept municipal rates low. Limited refinancing activity produced a reduced supply of newly issued securities over the first nine months of 2014, while demand intensified from investors seeking higher after-tax income. Consequently, municipal bonds produced highly competitive total returns, with longer term and lower rated securities faring particularly well.

The economic rebound resulted in better underlying credit conditions for many municipal issuers.Tax revenues increased, helping most states achieve budget surpluses. Isolated fiscal problems in Detroit and Puerto Rico were notable exceptions to the recovering credit environment.

Revenue Bonds Bolstered Relative Performance

The fund participated fully in the bond markets’ rallies during the reporting period. Performance was especially buoyed by revenue-backed municipal bonds with lower credit ratings, including securities issued on behalf of hospitals, airports, industrial development projects, and the states’ settlement of litigation with U.S. tobacco companies. Conversely, the fund benefited from underweighted exposure to general obligation bonds and high-quality escrowed bonds. Relatively light holdings of Puerto Rico securities also aided relative results.

Increased exposure to taxable bonds also bolstered relative performance during the reporting period, as we added to positions in high yield corporate securities, commercial mortgage-backed securities, and asset-backed securities backed by automobile loans.

Finally, a long average duration enabled the fund to benefit more fully from falling long-term interest rates.

4

These successful strategies were offset to a degree by lagging results from higher quality holdings, such as municipal bonds backed by water-and-sewer facilities, special tax districts, and educational institutions.

Adapting to a Changing Market Environment

The U.S. economic recovery has gained momentum, but disappointing global growth recently drove bond yields lower when investors flocked to traditional safe havens such as U.S. Treasury securities. In addition, technical factors have remained favorable. Nonetheless, we recognize that yield differences have narrowed substantially along the market’s credit-quality spectrum, and valuations of lower rated securities have become richer.Therefore, we have adopted a somewhat less constructive investment posture, including a greater emphasis on higher rated municipal bonds. We also intend to continue to look for opportunities to add to the fund’s holdings of taxable securities in order to diversify the portfolio more broadly and support competitive levels of current income.

October 15, 2014

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments of the fund’s other investments.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower.
Neither Class I nor ClassY shares are subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation, pursuant to an agreement in effect through February 1, 2016, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 Source: Lipper Inc.
3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

The Fund 5

FUND PERFORMANCE

†	Source: Lipper Inc.
††	The total return figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s
Class I shares for the period prior to 3/31/09 (the inception date for Class A and Class C shares), not reflecting the applicable sales charges for Class A shares.
The total return figures presented for ClassY shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for ClassY shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Tax Sensitive Total Return Bond Fund on 9/30/04 to a $10,000 investment made in the Barclays 3-, 5-, 7-, 10-Year Municipal Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested. On February 21, 2014, the fund changed its name from “Dreyfus/Standish Intermediate Tax Exempt Bond Fund” to “Dreyfus Tax Sensitive Total Return Bond Fund” and the fund’s investment strategy changed.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is an equal-weighted composite of the Barclays 3-Year, 5-Year, 7-Year, and 10-Year Municipal Bond indices, each of which is a broad measure of the performance of investment grade, fixed-rate municipal bonds. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 9/30/14

	Inception
	Date	1 Year	5 Years	10 years
Class A shares
with maximum sales charge (4.5%)	3/31/09	0.14%	2.53%	3.29	%††
without sales charge	3/31/09	4.84%	3.48%	3.77	%††
Class C shares
with applicable redemption charge †	3/31/09	3.07%	2.71%	3.35	%††
without redemption	3/31/09	4.07%	2.71%	3.35	%††
Class I shares	11/2/92	5.11%	3.81%	3.96%
Class Y shares		5.13%	3.82%††	3.96	%††
Barclays 3-, 5-, 7-, 10-Year
Municipal Bond Index	7/1/13	4.62%	3.80%	4.20%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 3/31/09 (the inception date for Class A and Class C shares), not reflecting the applicable sales charges for Class A shares.
The total return performance figures presented for ClassY shares of the fund reflect the performance of the fund’s
Class I shares for the period prior to 7/1/13 (the inception date for ClassY shares).

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Tax Sensitive Total Return Bond Fund from April 1, 2014 to September 30, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2014

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$3.56	$7.36	$2.29	$2.29
Ending value (after expenses)	$1,027.40	$1,024.00	$1,028.70	$1,028.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2014

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$3.55	$7.33	$2.28	$2.28
Ending value (after expenses)	$1,021.56	$1,017.80	$1,022.81	$1,022.81

† Expenses are equal to the fund’s annualized expense ratio of .70% for Class A, 1.45% for Class C, .45% for
Class I and .45% for ClassY, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
September 30, 2014

	Coupon	Maturity	Principal
Bonds and Notes—3.7%	Rate (%)	Date	Amount ($)		Value ($)
Asset-Backed Certificates—.8%
OneMain Financial Issuance Trust,
Ser. 2014-A1, Cl. B	3.24	6/18/24	1,180,000	[a]	1,181,982
Asset-Backed Ctfs./
Auto Receivables—1.6%
American Credit Acceptance
Receivables, Ser. 2014-2, Cl. B	2.26	3/10/20	725,000	[a]	725,203
Capital Auto Receivables Asset
Trust, Ser. 2014-2, Cl. D	2.81	8/20/19	240,000		238,759
DT Auto Owner Trust,
Ser. 2014-2A, Cl. D	3.68	4/15/21	1,500,000	[a]	1,494,309
Commercial Mortgage
Pass Though Ctfs.—.8%
Wachovia Bank Commercial Mortgage
Trust, Ser. 2006-C24, Cl. AJ	5.66	3/15/45	1,250,000	[b]	1,271,136
Financial—.5%
Hockey Merger Sub 2,
Sr. Unscd. Notes	7.88	10/1/21	750,000	[a]	771,563
Total Bonds and Notes
(cost $5,734,719)					5,682,952

Long-Term Municipal
Investments—94.1%
Alabama—2.5%
Alabama Public School and
College Authority, Capital
Improvement Revenue	5.00	1/1/19	1,000,000		1,164,080
Alabama Public School and
College Authority, Capital
Improvement Revenue	5.00	1/1/26	1,250,000		1,526,800
Birmingham Water Works Board,
Water Revenue (Assured
Guaranty Municipal Corp.)	5.00	1/1/17	1,000,000		1,096,290
Arizona—.1%
Pima County Industrial Development
Authority, Education Revenue
(American Charter Schools
Foundation Project)	5.13	7/1/15	190,000		190,549

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California—14.5%
California,
Economic Recovery Bonds	5.00	7/1/18	1,500,000	1,736,955
California,
GO (Insured; AMBAC)	6.00	2/1/17	1,000,000	1,129,400
California,
GO (Various Purpose)	5.00	9/1/22	1,000,000	1,211,760
California Health Facilities
Financing Authority, Revenue
(Sutter Health)	5.00	8/15/18	1,030,000	1,191,226
California Housing Finance Agency,
Home Mortgage Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.13	8/1/18	1,250,000	1,288,500
California State Public Works
Board, LR (Judicial
Council of California)
(New Stockton Courthouse)	5.00	10/1/26	1,000,000	1,202,870
California State Public Works
Board, LR (Judicial Council of
California) (Various Judicial
Council Projects)	5.00	12/1/17	1,015,000	1,151,548
California State University
Trustees, Systemwide Revenue	5.00	11/1/22	1,000,000	1,209,380
Golden State Tobacco
Securitization Corporation,
Enhanced Tobacco Settlement
Asset-Backed Bonds
(Insured; AMBAC)	4.60	6/1/23	750,000	812,407
Jurupa Public Financing Authority,
Special Tax Revenue	5.00	9/1/29	1,060,000	1,209,916
Los Angeles Community
Facilities District Number 4,
Special Tax Revenue
(Playa Vista-Phase 1)	5.00	9/1/28	1,000,000	1,162,550
Los Angeles Department of
Water and Power,
Power System Revenue	5.00	7/1/20	1,000,000	1,203,520

10

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
Los Angeles Department of Water
and Power, Power System Revenue	5.00	7/1/23	1,000,000	1,233,460
Sacramento County,
Airport System Senior Revenue	5.00	7/1/22	1,275,000	1,458,765
Southern California Public Power
Authority, Revenue (Canyon
Power Project)	5.00	7/1/22	2,000,000	2,322,080
Southern California Public Power
Authority, Revenue (Windy
Point/Windy Flats Project)	5.00	7/1/23	1,000,000	1,193,730
Stockton Unified School District,
GO (Insured; Assured Guaranty
Municipal Corp.)	4.00	7/1/16	500,000	531,090
Tuolumne Wind Project Authority,
Revenue (Tuolumne
Company Project)	5.00	1/1/18	1,000,000	1,129,920
Colorado—.6%
City and County of Denver,
Airport System
Subordinate Revenue	5.00	11/15/22	720,000	850,162
District of Columbia—.8%
Metropolitan Washington Airports
Authority, Airport System Revenue	5.00	10/1/24	1,000,000	1,179,660
Florida—9.0%
Citizens Property Insurance
Corporation, Personal Lines
Account/Commercial Lines
Account Senior Secured Revenue	5.00	6/1/20	1,500,000	1,756,470
Florida Department of
Transportation, Turnpike Revenue	5.00	7/1/25	1,000,000	1,198,900
Lakeland,
Energy System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.00	10/1/17	1,000,000	1,124,200
Miami-Dade County, Aviation Revenue
(Miami International Airport)	5.25	10/1/23	1,000,000	1,179,250

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Florida (continued)
Miami-Dade County,
Seaport Revenue	5.00	10/1/22	2,000,000	2,337,320
Miami-Dade County,
Water and Sewer System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.25	10/1/19	2,000,000	2,367,560
Orlando Utilities Commission,
Utility System Revenue	5.00	10/1/14	100,000	100,014
Orlando-Orange County Expressway
Authority, Revenue (Insured;
Assured Guaranty Municipal Corp.)	5.00	7/1/18	1,000,000	1,149,150
South Miami Health Facilities
Authority, HR (Baptist Health
South Florida Obligated Group)	5.00	8/15/18	750,000	839,183
Tampa,
Capital Improvement Cigarette
Tax Allocation Revenue (H. Lee
Moffitt Cancer Center Project)	5.00	9/1/23	500,000	579,495
Tampa,
Health System Revenue (BayCare
Health System Issue)	5.00	11/15/18	1,000,000	1,155,870
Georgia—5.1%
Atlanta,
Airport General Revenue	5.00	1/1/22	1,000,000	1,158,590
Atlanta,
Water and Wastewater Revenue	6.00	11/1/20	1,000,000	1,229,990
DeKalb County,
Water and Sewerage Revenue	5.00	10/1/21	2,380,000	2,835,413
Georgia State Road and Tollway
Authority, Guaranteed Revenue	5.00	3/1/19	1,175,000	1,375,796
Municipal Electric Authority of
Georgia, GO (Project One
Subordinated Bonds)	5.00	1/1/21	1,000,000	1,184,840
Illinois—7.0%
Chicago,
Customer Facility Charge
Senior Lien Revenue (Chicago
O’Hare International Airport)	5.25	1/1/24	1,500,000	1,734,945

12

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
IIllinois (continued)
Chicago,
General Airport Third Lien
Revenue (Chicago O’Hare
International Airport)
(Insured; Assured Guaranty
Municipal Corp.)	5.00	1/1/20	1,000,000	1,125,120
Chicago,
Second Lien Water Revenue	5.00	11/1/26	1,000,000	1,162,200
Chicago Park District,
Limited Tax GO	5.00	1/1/28	2,500,000	2,850,300
Cook County Community High School
District Number 219, GO School
Bonds (Insured; FGIC)
(Escrowed to Maturity)	7.88	12/1/14	100,000	101,317
llinois Finance Authority,
Revenue (DePaul University)	5.00	10/1/16	1,000,000	1,043,720
Northern Illinois University Board
of Trustees, Auxiliary
Facilities System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.00	4/1/17	1,500,000	1,633,335
Railsplitter Tobacco Settlement
Authority, Tobacco
Settlement Revenue	5.00	6/1/17	1,000,000	1,102,350
Indiana—2.1%
Indianapolis Local Public
Improvement Bond
Bank, Revenue	5.00	6/1/17	1,625,000	1,809,844
Knox County,
EDR (Good Samaritan
Hospital Project)	5.00	4/1/23	1,300,000	1,456,390
Kansas—2.0%
Kansas Department of
Transportation, Highway Revenue	5.00	9/1/18	1,415,000	1,641,145
Kansas Development Finance
Authority, Revolving Funds
Revenue (Kansas Department of
Health and Environment)	5.00	3/1/21	1,150,000	1,354,206

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Kentucky—.8%
Louisville and Jefferson County
Metropolitan Sewer District, Sewer
and Drainage System Revenue	5.00	5/15/23	1,000,000	1,188,180
Louisiana—1.5%
Louisiana,
State Highway
Improvement Revenue	5.00	6/15/25	1,000,000	1,218,450
Tobacco Settlement Financing
Corporation of Louisiana,
Tobacco Settlement
Asset-Backed Bonds	5.00	5/15/20	1,000,000	1,143,200
Maryland—.7%
Maryland Economic Development
Corporation, EDR (Transportation
Facilities Project)	5.13	6/1/20	1,000,000	1,102,860
Michigan—3.3%
Detroit,
Sewage Disposal System Senior
Lien Revenue (Insured; Assured
Guaranty Municipal Corp.)	5.25	7/1/19	1,000,000	1,156,700
Michigan Finance Authority,
Local Government Loan Program
Revenue (Detroit Water and
Sewerage Department, Sewage
Disposal System Revenue Senior
Lien Local Project Bonds)
(Insured; Assured Guaranty
Municipal Corp.)	5.00	7/1/30	1,000,000	1,104,270
Michigan Finance Authority,
Unemployment Obligation
Assessment Revenue	5.00	7/1/21	1,500,000	1,715,610
Wayne County Airport Authority,
Airport Revenue (Detroit
Metropolitan Wayne
County Airport)	5.00	12/1/16	1,000,000	1,090,930
Minnesota—.9%
Western Minnesota Municipal Power
Agency, Power Supply Revenue	5.00	1/1/29	1,120,000	1,330,123

14

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Jersey—3.8%
New Jersey Economic Development
Authority, Water Facilities
Revenue (New Jersey—American
Water Company, Inc. Project)	5.10	6/1/23	1,000,000		1,126,890
New Jersey Educational Facilities
Authority, Revenue (Rowan
University Issue)	5.00	7/1/18	1,225,000		1,391,183
New Jersey Health Care Facilities
Financing Authority, Revenue
(Virtua Health Issue)	5.00	7/1/25	1,000,000		1,186,280
New Jersey Higher Education
Student Assistance Authority,
Senior Student Loan Revenue	5.00	12/1/18	1,000,000		1,137,220
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	4.50	6/1/23	1,000,000		990,250
New Mexico—.7%
New Mexico Municipal Energy
Acquisition Authority, Gas
Supply Revenue	0.85	8/1/19	1,000,000	[b]	1,006,760
New York—10.5%
Metropolitan Transportation
Authority, Dedicated Tax
Fund Revenue	5.00	11/15/24	2,000,000		2,418,800
Metropolitan Transportation
Authority, Transportation Revenue	5.00	11/15/26	1,205,000		1,428,130
New York City,
GO	5.00	8/1/21	2,000,000		2,343,940
New York City,
GO	5.00	3/1/25	1,000,000		1,202,770
New York City Health and
Hospitals Corporation,
Health System Revenue	5.00	2/15/19	1,000,000		1,153,630
New York City Transitional Finance
Authority, Future Tax Secured
Subordinate Revenue	5.00	11/1/18	1,000,000		1,162,270

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York (continued)
New York State Urban Development
Corporation, State Personal Income
Tax Revenue (General Purpose)	5.00	3/15/19	1,475,000		1,723,803
Onondaga Civic Development
Corporation, Revenue (Saint
Joseph’s Hospital Health
Center Project)	5.00	7/1/25	1,000,000		1,056,130
Port Authority of New York and New
Jersey (Consolidated Bonds,
185th Series)	5.00	9/1/30	1,000,000		1,145,070
Triborough Bridge and Tunnel
Authority, General Revenue
(MTA Bridges and Tunnels)	5.00	11/15/24	2,150,000		2,569,594
North Carolina—.6%
Wake County Industrial Facilities
and Pollution Control Financing
Authority, PCR (Carolina Power
and Light Company Project)
(Insured; AMBAC)	0.09	10/1/22	1,000,000	[b]	936,250
Ohio—1.9%
Ohio Higher Educational Facility
Commission, Higher Educational
Facility Revenue (Case Western
Reserve University Project)	5.00	12/1/23	1,500,000		1,808,370
University of Toledo,
General Receipts Bonds	5.00	6/1/17	1,050,000		1,164,219
Pennsylvania—2.1%
Pennsylvania Economic
Development Financing
Authority, Unemployment
Compensation Revenue	5.00	7/1/22	2,000,000		2,152,580
Pennsylvania Intergovernmental
Cooperation Authority, Special
Tax Revenue (City of Philadelphia
Funding Program)	5.00	6/15/17	1,000,000		1,117,010
Rhode Island—.6%
Rhode Island Health and
Educational Building
Corporation, Higher Education
Facilities Revenue (Brown
University Issue)	5.00	9/1/21	700,000		849,415

16

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
South Dakota—1.7%
South Dakota Conservancy District,
Revenue (State Revolving
Fund Program)	5.00	8/1/17	2,370,000		2,666,937
Tennessee—1.9%
Chattanooga-Hamilton County
Hospital Authority, HR
(Erlanger Medical Center)
(Insured; National Public
Finance Guarantee Corp.)	0.39	10/1/27	2,000,000	[b]	1,755,000
Metropolitan Government of
Nashville and Davidson
County, GO	5.00	7/1/22	1,000,000		1,212,060
Texas—14.1%
Arlington Independent School
District, Unlimited Tax School
Building Bonds (Permament
School Fund Guarantee Program)	5.00	2/15/27	1,400,000		1,658,454
Corpus Christi,
Utility System Junior Lien
Revenue (Insured; Assured
Guaranty Municipal Corp.)	5.00	7/15/23	1,725,000		2,038,191
Houston,
Airport System Special
Facilities Revenue (United
Airlines, Inc. Terminal E Project)	4.75	7/1/24	1,000,000		1,048,810
Houston,
Combined Utility System First
Lien Revenue	5.00	11/15/18	1,355,000		1,574,225
Houston,
Public Improvement GO	5.00	3/1/24	2,000,000		2,451,500
Houston Convention and
Entertainment Facilities
Department, Hotel Occupancy
Tax and Special Revenue	5.00	9/1/20	1,000,000		1,178,570
Sam Rayburn Municipal Power
Agency, Power Supply
System Revenue	5.00	10/1/20	1,210,000		1,408,779
Socorro Independent School
District, Unlimited Tax Bonds
(Permament School Fund
Guarantee Program)	5.00	8/15/26	3,525,000		4,310,088

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas (continued)
Stafford Economic Development
Corporation, Sales Tax Revenue
(Insured; National Public
Finance Guarantee Corp.)
(Escrowed to Maturity)	6.00	9/1/15	270,000		284,459
Tarrant Regional Water District,
Water Transmission Facilities
Contract Revenue (City of
Dallas Project)	5.00	9/1/18	1,000,000		1,158,280
Texas,
GO (College Student Loan)	5.00	8/1/17	1,000,000		1,122,980
Texas Municipal Power Agency,
Revenue (Insured; National
Public Finance Guarantee
Corp.) (Escrowed to Maturity)	0.00	9/1/16	10,000	[c]	9,938
Texas Transportation Commission,
State Highway Fund
First Tier Revenue	5.00	4/1/20	1,905,000		2,107,806
West Travis County Public Utility
Agency, Revenue	5.00	8/15/23	1,140,000		1,306,497
Virginia—1.6%
Virginia Public School Authority,
School Financing Bonds	5.00	8/1/24	2,000,000		2,388,020
Washington—1.1%
Energy Northwest,
Electric Revenue (Columbia
Generating Station)	5.00	7/1/19	1,500,000		1,761,390
West Virginia—.8%
West Virginia University Board of
Governors, University
Improvement Revenue (West
Virginia University Projects)	5.00	10/1/17	1,135,000		1,279,576
Wisconsin—1.4%
Public Finance Authority of
Wisconsin, Senior Living
Revenue (Rose Villa Project)	4.25	11/15/20	1,000,000		1,007,130
Wisconsin Health and Educational
Facilities Authority, Health Facilities
Revenue (UnityPoint Health)	5.00	12/1/23	1,000,000		1,190,220

18

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Wyoming—.4%
Wyoming Community Development
Authority, Housing Revenue	5.50	12/1/17	535,000	560,322
Total Long-Term Municipal Investments
(cost $136,984,704)				144,573,650
Total Investments (cost $142,719,423)			97.8%	150,256,602
Cash and Receivables (Net)			2.2%	3,437,059
Net Assets			100.0%	153,693,661

a Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At September 30, 2014, these securities were valued at $4,173,057 or 2.7% of net assets.
b Variable rate security—interest rate subject to periodic change.
c Security issued with a zero coupon. Income is recognized through the accretion of discount.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Transportation Services	19.0	Asset-Backed Certificates	.8
Utility-Water and Sewer	15.2	Commercial Mortagage-Backed	.8
Utility-Electric	9.7	County	.8
Education	8.4	Industrial	.8
Health Care	8.2	Asset-Backed/Municipals	.6
City	8.1	Pollution Control	.6
Special Tax	7.9	Financial	.5
State/Territory	3.4	Prerefunded	.2
Asset-Backed Ctfs./Auto Recievables	1.6	Other	8.5
Lease	1.5
Housing	1.2		97.8

†	Based on net assets.

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area	ACA	American Capital Access
Governments
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate
	Assurance Corporation		Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse
Tax-Exempt Receipts
EDR	Economic Development	EIR	Environmental Improvement
	Revenue		Revenue
FGIC	Financial Guaranty	FHA	Federal Housing
	Insurance Company		Administration
FHLB	Federal Home	FHLMC	Federal Home Loan Mortgage
	Loan Bank		Corporation
FNMA	Federal National	GAN	Grant Anticipation Notes
Mortgage Association
GIC	Guaranteed Investment	GNMA	Government National Mortgage
	Contract		Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development	LIFERS	Long Inverse Floating
	Revenue		Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts
Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option	PUTTERS	Puttable Tax-Exempt Receipts
Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York	SPEARS	Short Puttable Exempt
	Mortgage Agency		Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

20

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2014

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments		142,719,423		150,256,602
Cash				1,797,413
Interest receivable				1,740,373
Receivable for shares of Beneficial Interest subscribed				89,512
Prepaid expenses				39,298
				153,923,198
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				32,889
Payable for shares of Beneficial Interest redeemed				144,597
Accrued expenses				52,051
				229,537
Net Assets ($)			153,693,661
Composition of Net Assets ($):
Paid-in capital				145,623,018
Accumulated undistributed investment income—net				1,984
Accumulated net realized gain (loss) on investments				531,480
Accumulated net unrealized appreciation
depreciation) on investments				7,537,179
Net Assets ($)			153,693,661

Net Asset Value Per Share
	Class A	Class C	Class I	Class Y
Net Assets ($)	6,173,308	1,001,274	145,493,176	1,025,903
Shares Outstanding	266,661	43,236	6,281,973	44,302
Net Asset Value Per Share ($)	23.15	23.16	23.16	23.16

See notes to financial statements.

The Fund 21

STATEMENT OF OPERATIONS
Year Ended September 30, 2014

Investment Income ($):
Interest Income	4,254,648
Expenses:
Investment advisory fee—Note 3(a)	596,886
Professional fees	132,115
Administration fee—Note 3(a)	89,533
Registration fees	64,377
Shareholder servicing costs—Note 3(c)	60,392
Prospectus and shareholders’ reports	25,715
Trustees’ fees and expenses—Note 3(d)	11,473
Distribution fees—Note 3(b)	10,978
Custodian fees—Note 3(c)	9,887
Loan commitment fees—Note 2	1,617
Miscellaneous	42,274
Total Expenses	1,045,247
Less—reduction in expenses due to undertaking—Note 3(a)	(343,749)
Less—reduction in fees due to earnings credits—Note 3(c)	(21)
Net Expenses	701,477
Investment Income—Net	3,553,171
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	549,300
Net unrealized appreciation (depreciation) on investments	3,170,912
Net Realized and Unrealized Gain (Loss) on Investments	3,720,212
Net Increase in Net Assets Resulting from Operations	7,273,383
See notes to financial statements.

22

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2014	2013 [a]
Operations ($):
Investment income—net	3,553,171	3,299,250
Net realized gain (loss) on investments	549,300	(43,405)
Net unrealized appreciation
(depreciation) on investments	3,170,912	(4,388,106)
Net Increase (Decrease) in Net Assets
Resulting from Operations	7,273,383	(1,132,261)
Dividends to Shareholders from ($):
Investment income—net:
Class A	(132,161)	(145,558)
Class C	(20,494)	(28,239)
Class I	(3,380,066)	(3,139,673)
Class Y	(4,424)	(6)
Net realized gain on investments:
Class A	—	(34,521)
Class C	—	(11,026)
Class I	—	(667,647)
Total Dividends	(3,537,145)	(4,026,670)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	1,665,136	3,511,221
Class C	68,355	717,609
Class I	80,162,182	36,460,867
Class Y	1,017,447	1,000
Dividends reinvested:
Class A	125,735	170,617
Class C	20,208	38,746
Class I	2,764,779	3,459,905
Class Y	3,142	—
Cost of shares redeemed:
Class A	(2,677,697)	(3,175,829)
Class C	(955,844)	(901,716)
Class I	(64,499,441)	(39,761,232)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	17,694,002	521,188
Total Increase (Decrease) in Net Assets	21,430,240	(4,637,743)
Net Assets ($):
Beginning of Period	132,263,421	136,901,164
End of Period	153,693,661	132,263,421
Undistributed investment income—net	1,984	—

The Fund 23

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended September 30,
	2014	2013 [a]
Capital Share Transactions:
Class Ab
Shares sold	72,867	152,431
Shares issued for dividends reinvested	5,490	7,391
Shares redeemed	(117,866)	(136,871)
Net Increase (Decrease) in Shares Outstanding	(39,509)	22,951
Class Cb
Shares sold	3,000	31,424
Shares issued for dividends reinvested	883	1,674
Shares redeemed	(41,761)	(39,187)
Net Increase (Decrease) in Shares Outstanding	(37,878)	(6,089)
Class Ic
Shares sold	3,523,025	1,581,246
Shares issued for dividends reinvested	120,645	149,780
Shares redeemed	(2,834,303)	(1,725,344)
Net Increase (Decrease) in Shares Outstanding	809,367	5,682
Class Yc
Shares sold	44,122	44.25
Shares issued for dividends reinvested	136	—
Net Increase (Decrease) in Shares Outstanding	44,258	44.25

a Effective July 1, 2013, the fund commenced offering ClassY shares.
b During the period ended September 30, 2013, 2,712 Class C shares representing $63,079 were exchanged for
2,714 Class A shares.
c During the period ended September 30, 2014, 31,115 Class I shares representing $716,584 were exchanged for
31,115 ClassY shares.

See notes to financial statements.

24

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended September 30,
Class A Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	22.56	23.44	23.05	22.95	22.45
Investment Operations:
Investment income—net[a]	.49	.51	.53	.61	.61
Net realized and unrealized
gain (loss) on investments	.59	(.76)	.64	.14	.54
Total from Investment Operations	1.08	(.25)	1.17	.75	1.15
Distributions:
Dividends from investment income—net	(.49)	(.51)	(.52)	(.62)	(.65)
Dividends from net realized
gain on investments	—	(.12)	(.26)	(.03)	—
Total Distributions	(.49)	(.63)	(.78)	(.65)	(.65)
Net asset value, end of period	23.15	22.56	23.44	23.05	22.95
Total Return (%)[b]	4.84	(1.10)	5.19	3.38	5.24
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.95	.89	.90	.98	.96
Ratio of net expenses
to average net assets	.70	.70	.80	.80	.80
Ratio of net investment income
to average net assets	2.15	2.20	2.25	2.72	2.80
Portfolio Turnover Rate	26.01	35.03	21.97	27.67	32.07
Net Assets, end of period ($ x 1,000)	6,173	6,908	6,639	4,760	1,665

a	Based on average shares outstanding.
b	Exclusive of sales charge.

See notes to financial statements.

The Fund 25

FINANCIAL HIGHLIGHTS (continued)

		Year Ended September 30,
Class C Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	22.57	23.45	23.05	22.95	22.45
Investment Operations:
Investment income-net[a]	.32	.33	.35	.45	.40
Net realized and unrealized
gain (loss) on investments	.59	(.75)	.66	.13	.59
Total from Investment Operations	.91	(.42)	1.01	.58	.99
Distributions:
Dividends from investment income—net	(.32)	(.34)	(.35)	(.45)	(.49)
Dividends from net realized
gain on investments	—	(.12)	(.26)	(.03)	—
Total Distributions	(.32)	(.46)	(.61)	(.48)	(.49)
Net asset value, end of period	23.16	22.57	23.45	23.05	22.95
Total Return (%)[b]	4.07	(1.80)	4.39	2.60	4.46
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.75	1.65	1.67	1.73	1.74
Ratio of net expenses
to average net assets	1.45	1.45	1.55	1.55	1.55
Ratio of net investment income
to average net assets	1.40	1.45	1.48	1.99	1.94
Portfolio Turnover Rate	26.01	35.03	21.97	27.67	32.07
Net Assets, end of period ($ x 1,000)	1,001	1,831	2,045	719	480

a	Based on average shares outstanding.
b	Exclusive of sales charge.

See notes to financial statements.

26

		Year Ended September 30,
Class I Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	22.57	23.45	23.06	22.95	22.45
Investment Operations:
Investment income—net[a]	.55	.57	.60	.70	.73
Net realized and unrealized
gain (loss) on investments	.59	(.76)	.65	.14	.50
Total from Investment Operations	1.14	(.19)	1.25	.84	1.23
Distributions:
Dividends from investment income—net	(.55)	(.57)	(.60)	(.70)	(.73)
Dividends from net realized
gain on investments	—	(.12)	(.26)	(.03)	—
Total Distributions	(.55)	(.69)	(.86)	(.73)	(.73)
Net asset value, end of period	23.16	22.57	23.45	23.06	22.95
Total Return (%)	5.11	(.85)	5.54	3.79	5.61
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.68	.61	.61	.63	.64
Ratio of net expenses
to average net assets	.45	.45	.45	.45	.45
Ratio of net investment income
to average net assets	2.40	2.45	2.61	3.10	3.26
Portfolio Turnover Rate	26.01	35.03	21.97	27.67	32.07
Net Assets, end of period ($ x 1,000)	145,493	123,524	128,217	128,398	109,470

a Based on average shares outstanding.
See notes to financial statements.

The Fund 27

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class Y Shares	2014	2013	[a]
Per Share Data ($):
Net asset value, beginning of period	22.57	22.60
Investment Operations:
Investment income—net[b]	.47	.14
Net realized and unrealized
gain (loss) on investments	.68	(.03)
Total from Investment Operations	1.15	.11
Distributions:
Dividends from investment income—net	(.56)	(.14)
Net asset value, end of period	23.16	22.57
Total Return (%)	5.13	.50	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.66	.58	[d]
Ratio of net expenses to average net assets	.45	.45	[d]
Ratio of net investment income
to average net assets	2.40	2.57	[d]
Portfolio Turnover Rate	26.01	35.03
Net Assets, end of period ($ x 1,000)	1,026	1

a	From July 1, 2013 (commencement of initial offering) to September 30, 2013.
b	Based on average shares outstanding.
c	Not annualized.
d	Annualized.

See notes to financial statements.

28

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Tax Sensitive Total Return Bond Fund (the “fund”) is a separate non-diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek a high after-tax total return. Prior to February 21, 2014, the fund’s investment objective was to seek a high level of interest income exempt from federal income tax, while preserving shareholders’ capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Standish Mellon Asset Management Company LLC (“Standish”), an affiliate of Dreyfus, serves as the fund’s sub-investment adviser. At a meeting held on October 30-31, 2013, the Trust’s Board of Trustees (the “Board “) approved a new sub-investment advisory agreement with Standish, which became effective on February 21, 2014 (the “Effective Date”).

The Board also approved, as of the Effective Date, a proposal to change the name of the fund from “Dreyfus/Standish Intermediate Tax Exempt Bond Fund” to “Dreyfus Tax Sensitive Total Return Bond Fund”.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Service Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

and other financial service providers (including The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to

30

measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Board.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

32

The following is a summary of the inputs used as of September 30, 2014 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	3,640,253	—	3,640,253
Commercial
Mortgage-Backed	—	1,271,136	—	1,271,136
Corporate Bonds†	—	771,563	—	771,563
Municipal Bonds†	—	144,573,650	—	144,573,650
† See Statement of Investments for additional detailed categorizations.

At September 30, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Risk: The fund invests in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of taxable and tax-exempt income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2014, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2014, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2014, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $7,943, undistributed ordinary income $230,906, undistributed capital gains $283,530 and unrealized appreciation $7,554,223.

34

The tax character of distributions paid to shareholders during the fiscal periods September 30, 2014 and September 30, 2013 were as follows: tax-exempt income $3,424,477 and $3,313,701, ordinary income $112,668 and $208,429 and long-term capital gains $0 and $504,540, respectively.

During the period ended September 30, 2014, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $14,042, increased accumulated net realized gain (loss) on investments by $12,945 and increased paid-in capital by $1,097. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $265 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 9, 2013, the unsecured credit facility with Citibank, N.A. was $210 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended September 30, 2014, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Adminstration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .40% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from October 1, 2013 through

The Fund	35

NOTES TO FINANCIAL STATEMENTS (continued)

February 1, 2016, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .45% of the value of the fund’s average daily net assets.The reduction in expenses, pursuant to the undertaking, amounted to $343,749 during the year ended September 30, 2014.

Pursuant to separate Sub-Investment Advisory Agreements between Dreyfus and Standish, Standish serves as the fund’s sub-adviser responsible for the day-to–day management of a portion of the fund’s portfolio, Dreyfus pays each sub-Investment advisor a monthly fee at an annual percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the SEC, upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more subadvisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval.The order also relieves the fund from disclosing the sub-investment advisory fee paid by Dreyfus to an unaffiliated subadviser in documents filed with the SEC and provided to shareholders. In addition, pursuant to the order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a subadviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any subadviser and recommend the hiring, termination, and replacement of any subadviser to the Board.

The fund has an Accounting and Administration Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative and accounting services for the fund.The fund has agreed to compensate Dreyfus for providing accounting services,

36

administration, compliance monitoring, regulatory and shareholder reporting, as well as for related facilities and equipment.The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services. The fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $89,533 during the period ended September 30, 2014.

During the period ended September 30, 2014, the Distributor retained $25 from commissions earned on sales of the fund’s Class A shares and $43 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended September 30, 2014, Class C shares were charged $10,978 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at the annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

amounts to be paid to Service Agents. During the period ended September 30, 2014, Class A and Class C shares were charged $15,343 and $3,659, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2014, the fund was charged $7,148 for transfer agency services and $310 for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $21.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2014, the fund was charged $9,887 pursuant to the custody agreement.

38

During the period ended September 30, 2014, the fund was charged $8,107 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $50,241, administration fees $7,536, Distribution Plan fees $632, Shareholder Services Plan fees $1,467, custodian fees $3,988, Chief Compliance Officer fees $1,730 and transfer agency fees $1,287, which are offset against an expense reimbursement currently in effect in the amount of $33,992.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended September 30, 2014, amounted to $56,967,003 and $36,872,660, respectively.

At September 30, 2014, the cost of investments for federal income tax purposes was $142,702,379; accordingly, accumulated net unrealized appreciation on investments was $7,554,223, consisting of $7,574,359 gross unrealized appreciation and $20,136 gross unrealized depreciation.

The Fund 39

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders Dreyfus Investment Funds

We have audited the accompanying statement of assets and liabilities of Dreyfus Tax Sensitive Total Return Bond Fund (the “Fund”) (formerly known as Dreyfus/Standish Intermediate Tax Exempt Bond Fund), a series of Dreyfus Investment Funds, including the statement of investments, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Tax Sensitive Total Return Bond Fund as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 26, 2014

40

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended September 30, 2014 as “exempt-interest dividends” (not generally subject to regular federal income tax), except $112,668 that is being reported as an ordinary income distribution for reportig purposes. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2014 calendar year on Form 1099-DIV, which will be mailed in early 2015.

The Fund 41

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (70)
Chairman of the Board (2008)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee (1995-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 145
———————
Francine J. Bovich (63)
Board Member (2011)
Principal Occupation During Past 5Years:
• Trustee,The Bradley Trusts, private trust funds (2011-present)
• Managing Director, Morgan Stanley Investment Management (1993-2010)
Other Public Company Board Membership During Past 5Years:
• Annaly Capital Management, Inc., Board Member (May 2014-present)
No. of Portfolios for which Board Member Serves: 45
———————
Kenneth A. Himmel (68)
Board Member (2008)
Principal Occupation During Past 5Years:
• President and CEO, Related Urban Development, a real estate development company (1996-present)
• President and CEO, Himmel & Company, a real estate development company (1980- present)
• CEO,American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 31

42

Stephen J. Lockwood (67)
Board Member (2008)
Principal Occupation During Past 5Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)
No. of Portfolios for which Board Member Serves: 31
———————
Roslyn M. Watson (64)
Board Member (2008)
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 67
———————
Benaree Pratt Wiley (68)
Board Member (2008)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Membership During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 69
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
James M. Fitzgibbons, Emeritus Board Member

The Fund 43

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 69 investment companies (comprised of 145 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since February 1988.

JOHN PAK, Chief Legal Officer since March 2013.

Deputy General Counsel, Investment Management, of BNY Mellon since August 2014; Chief Legal Officer of the Manager since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal. He is an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since August 2012.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. She is 58 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1991.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 38 years old and has been an employee of the Manager since March 2013.

44

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since December 2008.

Director – Mutual Fund Accounting of the Manager, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (70 investment companies, comprised of 170 portfolios). He is 57 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director of UBS Investment Bank; until March 2010, AML Compliance Officer and Senior Vice President of Citi Global Wealth Management. He is an officer of 65 investment companies (comprised of 165 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Distributor since October 2011.

The Fund 45

For More Information

Telephone Call your Financial Representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus/Newton

International Equity Fund

ANNUAL REPORT September 30, 2014

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
21	Notes to Financial Statements
36	Report of Independent Registered Public Accounting Firm
37	Important Tax Information
38	Board Members Information
40	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus/Newton
International Equity Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

This annual report for Dreyfus/Newton International Equity Fund covers the 12-month period from October 1, 2013, through September 30, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

For the 12-month reporting period overall, international stock prices advanced modestly as investors generally responded positively to more accommodative monetary policies throughout much of the world. However, the overall market’s entire advance was achieved during the first half of the reporting period. The second half saw mildly negative returns, on average, due to renewed concerns regarding geopolitical tensions and persistently sluggish growth in Europe and the emerging markets.

Some forces appear likely to support international stock prices over the foreseeable future; low inflation has enabled the European Central Bank to reduce short-term interest rates further, China’s economic slowdown appears increasingly unlikely to devolve into a more severe financial crisis, and India’s stock market has surged in anticipation of a more business-friendly government.Yet, some countries are faring better economically than others and monetary policies have begun to diverge, affecting currency exchange rates and capital flows. Consequently, selectivity and a long-term perspective seem poised to become more important determinants of investment success.As always, we urge you to talk regularly with your financial advisor to assess the potential impact of these and other developments on your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
October 15, 2014

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2013, through September 30, 2014, as provided by Paul Markham, Lead Portfolio Manager of Newton Capital Management Limited, Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended September 30, 2014, Dreyfus/Newton International Equity Fund’s Class A shares produced a total return of 2.88%, Class C shares returned 2.18%, Class I shares returned 3.25%, and Class Y shares returned 3.33%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”), produced a total return of 4.25% for the same period.2

International equity markets advanced early in the reporting period amid signs of improving global business prospects, but renewed economic concerns later sparked broad-based declines.The fund lagged its benchmark, mainly due to disappointments in the telecommunications services, financials, consumer discretionary, and information technology sectors.

The Fund’s Investment Approach

The fund normally invests at least 80% of its assets in common stocks, securities convertible into common stocks of foreign companies, and in depositary receipts evidencing ownership in such securities.The process of selecting investments begins with Newton’s core list of global investment themes. These themes are based on observable economic, industrial, or social trends (typically global) that Newton believes will positively or negatively affect certain sectors or industries. The list of themes is discussed and updated on a regular basis. For instance, Newton’s Debt Burden theme asserts that excessive debt is weighing on economic activity, and that the way in which deleveraging occurs is critical to the outlook for economics and financial markets. Elsewhere, Newton’s Net Effects theme focuses upon the opportunities and risks inherent in the growth of information technology networks around the world.

International Markets Advanced Despite Volatility

European stock markets climbed during the first eight months of the reporting period as economic growth appeared to pick up in some countries, such as

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Germany, and signs of recovery emerged in some of the region’s more troubled economies, including Italy and Spain. Investors also responded positively to an unexpected reduction in short-term interest rates by the European Central Bank. However, many European stocks came under pressure over the summer due to disappointing GDP growth rates, deflation fears, and worries about geopolitical instability in Ukraine and the Middle East. Although European markets gave up a significant portion of their earlier gains between June and September, the region ended the reporting period with moderate gains overall.

Developed markets in Asia generated more modest returns, on average.The Japanese stock market struggled with stalling economic growth and the fading benefits of aggressively stimulative monetary and fiscal policies. Hong Kong and Australian stocks were hampered by slowing economic growth and sluggish demand for commodities in China.

Stock Selection Strategy Dampened Relative Results

The fund participated in much of the international equity markets’ gains, but its relative performance was constrained by the telecommunications services sector, where U.K.-based Vodafone Group and Philippine Long Distance Telecom lagged market averages. In the consumer discretionary area, Japanese holdings Toyota Motor and discount retailer Don Quijote lost ground, while Japan’s Nomura Holdings and Germany’s Commerzbank disappointed among financials stocks. Results from the information technology sector were hurt by U.K. microchip manufacturer Imagination Technologies Group after U.S. semiconductor giant Intel decided to sell its stake in the company.

The fund achieved better relative results in the energy sector, where our Energy Economy theme led to overweighted positions in France’s Total and the Netherlands’ Royal Dutch Shell.The consumer staples sector also fared well due to gains posted by Associated British Foods, as its Primark clothing division continued to perform well. Lack of exposure to U.K. retailer Tesco supported relative results, as did underweight exposure to materials stocks, particularly metals-and-mining companies. Finally, an overweighted allocation to the health care sector included investments in strong performers such as Japanese optical equipment manufacturer TOPCON and Swiss biopharmaceutical developer Actelion. These companies were part of our Healthy Demand theme, which points to stronger consumer demand for healthcare stemming

4

from expanding incomes and changing lifestyles in the developing world, as well as aging populations and budget constraints in the more mature economies.

Maintaining Investment Discipline

Economic struggles in Europe and Japan, together with the end of quantitative easing in the United States, could spark greater uncertainty and volatility in global financial markets. In our view, changing global conditions are likely to produce greater differentiation in the performance of regional markets, industry groups, and individual securities. We think it is important to retain investment discipline in this more challenging environment and to focus on companies that are allocating shareholder capital correctly. We have identified an ample number of companies meeting our criteria in Japan, Switzerland, the Philippines, China, and Norway, but relatively few in Australia, Spain, France, and the United Kingdom. From an industry group perspective, the fund has maintained overweighted exposure to health care companies, retailers, and telecommunications service providers and underweighted positions among materials producers, banks, and manufacturers of capital goods.

October 15, 2014

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic and social instability, a lack of comprehensive company information, differing auditing and legal standards and less market liquidity. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, and difficult to value and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain
distributions.The Morgan Stanley Capital International Europe,Australasia, Far East (MSCI EAFE) Index is an
unmanaged index composed of a sample of companies representative of the market structure of European and Pacific
Basin countries.The Index does not take into account fees and expenses to which the fund is subject. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

†	Source: Lipper Inc.
††	The total return figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s
Class I shares for the period prior to 3/31/08 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for Class A shares.
The total return figures presented for ClassY shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for ClassY shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus/Newton International Equity Fund on 12/21/05 (inception date) to a $10,000 investment made in the Morgan Stanley Capital International Europe Australasia Far East Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 9/30/14

	Inception			From
	Date	1 Year	5 Years	Inception
Class A shares
with maximum sales charge (5.75%)	3/31/08	–3.04%	5.33%	2.52	%††
without sales charge	3/31/08	2.88%	6.58%	3.22	%††
Class C shares
with applicable redemption charge †	3/31/08	1.18%	5.77%	2.71	%††
without redemption	3/31/08	2.18%	5.77%	2.71	%††
Class I shares	12/21/05	3.25%	6.90%	3.43%
Class Y shares	7/1/13	3.33%	6.93%††	3.44	%††
Morgan Stanley Capital International
Europe Australasia Far East Index	12/31/05	4.25%	6.56%	6.32	%†††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 3/31/08 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for Class A shares.
The total return performance figures presented for ClassY shares of the fund reflect the performance of the fund’s
Class I shares for the period prior to 7/1/13 (the inception date for ClassY shares).
††† The Index date is based on the life of Class I shares. For comparative purposes, the value of the Index as of the month end 12/31/05 is used as the beginning value on 12/21/05 (the inception date for Class I shares).

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/Newton International Equity Fund from April 1, 2014 to September 30, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2014

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.54	$10.24	$4.48	$4.58
Ending value (after expenses)	$1,005.90	$1,003.00	$1,007.40	$1,008.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2014

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.58	$10.30	$4.51	$4.61
Ending value (after expenses)	$1,018.55	$1,014.84	$1,020.61	$1,020.51

Expenses are equal to the fund’s annualized expense ratio of 1.30% for Class A, 2.04% for Class C, .89% for
Class I and .91% for ClassY, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
September 30, 2014

Common Stocks—99.0%	Shares		Value ($)
Australia—.9%
Dexus Property Group	7,340,223		7,133,668
Belgium—1.1%
Anheuser-Busch InBev	77,789		8,657,960
Brazil—.5%
International Meal Company Holdings	555,431		4,039,086
China—.4%
Sun Art Retail Group	2,715,500		3,070,515
Finland—1.6%
Nokia	1,471,772		12,557,084
France—7.5%
Air Liquide	111,836		13,641,017
Sanofi	168,130		19,018,760
Total	300,683		19,539,667
Vivendi	306,036		7,390,661
			59,590,105
Germany—8.8%
Bayer	91,490		12,815,279
Brenntag	224,163		11,016,612
Commerzbank	585,350	[a]	8,753,671
Gerry Weber International	178,685		7,056,176
LEG Immobilien	274,528	[a]	19,025,869
SAP	160,963		11,608,739
			70,276,346
Hong Kong—4.5%
AIA Group	2,338,112		12,089,763
Belle International Holdings	5,185,255		5,829,768
Jardine Matheson Holdings	146,800		8,749,280
Man Wah Holdings	6,056,500		8,907,478
			35,576,289
Ireland—1.0%
CRH	342,518		7,829,300
Israel—.9%
Bank Hapoalim	1,330,508		7,503,401
Italy—1.4%
Pirelli & C	784,316		10,857,367

Th eFund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Japan—28.2%
Don Quijote Holdings	255,400		14,647,513
FANUC	55,700		10,060,789
Japan Airlines	325,586		8,905,931
Japan Display	445,400		2,148,316
Japan Tobacco	519,100		16,882,878
Lawson	153,900		10,762,827
LIXIL Group	497,900		10,636,697
M3	375,300		6,022,594
Makita	193,000		10,910,417
Mitsubishi UFJ Financial Group	2,162,700		12,229,829
NGK Spark Plug	264,000		7,762,936
Nissan Motor	1,078,900		10,516,016
Nomura Holdings	2,162,900		12,893,586
Sawai Pharmaceutical	121,300		6,978,828
Skylark	514,800	[b]	5,632,642
SoftBank	250,700		17,575,859
Sugi Holdings	320,500		13,457,055
Suntory Beverage & Food	182,900		6,487,176
Tokyo Electron	156,300		10,201,007
TOPCON	439,100		9,993,103
Toyota Motor	339,300		19,994,492
			224,700,491
Mexico—.8%
Grupo Financiero Santander Mexico, Cl. B, ADR	468,352		6,336,803
Netherlands—2.7%
Reed Elsevier	354,087		8,036,759
Wolters Kluwer	502,600		13,407,237
			21,443,996
Norway—2.1%
DNB	908,115		17,003,967
Philippines—2.1%
Energy Development	48,195,900		8,688,203

10

Common Stocks (continued)	Shares		Value ($)
Philippines (continued)
LT Group	24,416,300		8,509,185
			17,197,388
Portugal—.9%
Galp Energia	442,914		7,199,807
Russia—.7%
TBC Bank, GDR	373,333		5,935,995
Sweden—1.4%
TeliaSonera	1,664,557		11,515,339
Switzerland—12.3%
Actelion	56,313	[a]	6,624,018
Credit Suisse Group	444,049	[a]	12,311,697
Nestle	295,624		21,752,997
Novartis	197,763		18,674,279
Roche Holding	72,858		21,604,797
Zurich Insurance Group	56,304	[a]	16,796,249
			97,764,037
United Kingdom—19.2%
Associated British Foods	191,287		8,307,658
Barclays	3,535,546		13,036,556
British American Tobacco	164,552		9,288,645
Centrica	2,813,637		14,039,677
GlaxoSmithKline	611,644		14,010,748
Imagination Technologies Group	1,061,847	[a]	3,244,843
Just Eat	1,006,415		4,813,041
Merlin Entertainments	1,284,919	[c]	7,311,446
Prudential	1,015,176		22,645,411
Royal Dutch Shell, Cl. B	761,195		30,072,663
Vodafone Group	5,550,507		18,392,213
Wolseley	142,418		7,485,112
			152,648,013
Total Common Stocks
(cost $690,099,726)			788,836,957

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Other Investment—1.3%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $9,880,074)	9,880,074 [d]	9,880,074
Total Investments (cost $699,979,800)	100.3%	798,717,031
Liabilities, Less Cash and Receivables	(.3%)	(2,232,269)
Net Assets	100.0%	796,484,762

ADR—American Depository Receipts
GDR—Global Depository Receipts

a Non-income producing security.
b The valuation of this security has been determined in good faith by management under the direction of the Board of
Trustees.At September 30, 2014, the value of this security amounted to $5,632,642 or .7% of net assets.
c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At September 30, 2014, this security was valued at $7,311,446 or 0.9% of net assets.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	22.9	Telecommunication Services	6.9
Consumer Discretionary	16.6	Information Technology	4.7
Health Care	14.5	Utilities	2.8
Consumer Staples	13.1	Materials	2.7
Industrial	7.7	Money Market Investment	1.3
Energy	7.1		100.3

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2014

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers			690,099,726	788,836,957
Affiliated issuers			9,880,074	9,880,074
Cash				735,501
Cash denominated in foreign currencies			383,952	382,602
Dividends receivable				3,266,495
Receivable for investment securities sold				990,970
Receivable for shares of Beneficial Interest subscribed				369,139
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4				6,004,374
Prepaid expenses				14,778
				810,480,890
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				698,627
Payable for investment securities purchased				11,126,714
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4				2,043,785
Payable for shares of Beneficial Interest redeemed				55,017
Accrued expenses				71,985
				13,996,128
Net Assets ($)				796,484,762
Composition of Net Assets ($):
Paid-in capital				668,687,291
Accumulated undistributed investment income—net				17,969,957
Accumulated net realized gain (loss) on investments				7,241,516
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions				102,585,998
Net Assets ($)				796,484,762

Net Asset Value Per Share
	Class A	Class C	Class I	Class Y
Net Assets ($)	2,323,855	1,255,882	29,479,434	763,425,591
Shares Outstanding	113,832	62,473	1,447,199	37,453,612
Net Asset Value Per Share ($)	20.41	20.10	20.37	20.38
See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Year Ended September 30, 2014

Investment Income ($):
Income:
Cash dividends (net of $1,688,087 foreign taxes withheld of source):
Unaffiliated issuers	23,779,242
Affiliated issuers	13,418
Income from securities lending—Note 1(c)	11,716
Total Income	23,804,376
Expenses:
Investment advisory fee—Note 3(a)	5,513,477
Shareholder servicing costs—Note 3(c)	324,593
Custodian fees—Note 3(c)	253,895
Administration fees— Note 3(a)	181,861
Registration fees	82,216
Professional fees	72,609
Trustees’ fees and expenses—Note 3(d)	53,539
Prospectus and shareholders’ reports	13,292
Distribution fees—Note 3(b)	9,347
Loan commitment fees—Note 2	5,588
Interest expense—Note 2	277
Miscellaneous	45,868
Total Expenses	6,556,562
Less—reduction in fees due to earnings credits—Note 3(c)	(6)
Net Expenses	6,556,556
Investment Income—Net	17,247,820
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	24,120,467
Net realized gain (loss) on forward foreign currency exchange contracts	(446,966)
Net Realized Gain (Loss)	23,673,501
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(24,728,307)
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	4,542,211
Net Unrealized Appreciation (Depreciation)	(20,186,096)
Net Realized and Unrealized Gain (Loss) on Investments	3,487,405
Net Increase in Net Assets Resulting from Operations	20,735,225

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2014	2013 [a]
Operations ($):
Investment income—net	17,247,820	6,725,897
Net realized gain (loss) on investments	23,673,501	32,104,423
Net unrealized appreciation
(depreciation) on investments	(20,186,096)	49,773,557
Net Increase (Decrease) in Net Assets
Resulting from Operations	20,735,225	88,603,877
Dividends to Shareholders from ($):
Investment income—net:
Class A	(142,170)	(88,183)
Class C	(13,199)	(880)
Class I	(9,907,582)	(6,512,959)
Class Y	(20)	—
Total Dividends	(10,062,971)	(6,602,022)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	1,547,595	2,287,145
Class C	393,985	223,635
Class I	262,132,680	109,529,721
Class Y	806,497,402	1,000
Dividends reinvested:
Class A	141,362	87,532
Class C	13,199	880
Class I	4,475,491	2,853,477
Cost of shares redeemed:
Class A	(8,997,862)	(1,685,573)
Class C	(142,573)	(101,618)
Class I	(802,856,212)	(87,866,516)
Class Y	(23,042,278)	—
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	240,162,789	25,329,683
Total Increase (Decrease) in Net Assets	250,835,043	107,331,538
Net Assets ($):
Beginning of Period	545,649,719	438,318,181
End of Period	796,484,762	545,649,719
Undistributed investment income—net	17,969,957	10,097,149

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended September 30,
	2014	2013 [a]
Capital Share Transactions:
Class A
Shares sold	75,834	122,017
Shares issued for dividends reinvested	7,216	5,089
Shares redeemed	(435,987)	(90,839)
Net Increase (Decrease) in Shares Outstanding	(352,937)	36,267
Class C
Shares sold	19,615	11,768
Shares issued for dividends reinvested	680	52
Shares redeemed	(7,038)	(5,821)
Net Increase (Decrease) in Shares Outstanding	13,257	5,999
Class Ib
Shares sold	12,979,452	5,861,410
Shares issued for dividends reinvested	229,512	166,675
Shares redeemed	(38,385,605)	(4,836,153)
Net Increase (Decrease) in Shares Outstanding	(25,176,641)	1,191,932
Class Yb
Shares sold	38,558,130	52.85
Shares redeemed	(1,104,571)	—
Net Increase (Decrease) in Shares Outstanding	37,453,559	52.85

a Effective July 1, 2013, the fund commenced offering ClassY shares.
b During the period ended September 30, 2014, 35,884,139 Class I shares representing $751,546,493 were exchanged for 35,901,286 ClassY shares.

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended September 30,
Class A Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	20.15	16.96	14.74	16.80	16.27
Investment Operations:
Investment income—net[a]	.47	.21	.18	.19	.21
Net realized and unrealized
gain (loss) on investments	.10	3.19	2.52	(1.82)	.44
Total from Investment Operations	.57	3.40	2.70	(1.63)	.65
Distributions:
Dividends from investment income—net	(.31)	(.21)	(.23)	(.17)	(.12)
Dividends from net realized
gain on investments	—	—	(.25)	(.26)	—
Total Distributions	(.31)	(.21)	(.48)	(.43)	(.12)
Net asset value, end of period	20.41	20.15	16.96	14.74	16.80
Total Return (%)[b]	2.88	20.24	18.92	(10.10)	3.99
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.30	1.34	1.32	1.32	1.32
Ratio of net expenses
to average net assets	1.30	1.34	1.32	1.32	1.32
Ratio of net investment income
to average net assets	2.22	1.11	1.14	1.06	1.29
Portfolio Turnover Rate	39.45	55.27	57.88	63.28	64.45
Net Assets, end of period ($ x 1,000)	2,324	9,404	7,300	9,766	18,901

a	Based on average shares outstanding.
b	Exclusive of sales charge.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended September 30,
Class C Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	19.90	16.70	14.54	16.59	16.17
Investment Operations:
Investment income—net[a]	.29	.05	.07	.05	.08
Net realized and unrealized
gain (loss) on investments	.14	3.17	2.47	(1.79)	.45
Total from Investment Operations	.43	3.22	2.54	(1.74)	.53
Distributions:
Dividends from investment income—net	(.23)	(.02)	(.13)	(.05)	(.11)
Dividends from net realized
gain on investments	—	—	(.25)	(.26)	—
Total Distributions	(.23)	(.02)	(.38)	(.31)	(.11)
Net asset value, end of period	20.10	19.90	16.70	14.54	16.59
Total Return (%)[b]	2.18	19.31	17.92	(10.79)	3.20
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.04	2.13	2.16	2.07	2.11
Ratio of net expenses
to average net assets	2.04	2.13	2.16	2.07	2.11
Ratio of net investment income
to average net assets	1.43	.28	.42	.31	.52
Portfolio Turnover Rate	39.45	55.27	57.88	63.28	64.45
Net Assets, end of period ($ x 1,000)	1,256	979	722	924	1,345

a	Based on average shares outstanding.
b	Exclusive of sales charge.

See notes to financial statements.

18

		Year Ended September 30,
Class I Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	20.10	16.92	14.77	16.84	16.27
Investment Operations:
Investment income—net[a]	.61	.26	.24	.26	.25
Net realized and unrealized
gain (loss) on investments	.03	3.18	2.49	(1.86)	.45
Total from Investment Operations	.64	3.44	2.73	(1.60)	.70
Distributions:
Dividends from investment income—net	(.37)	(.26)	(.33)	(.21)	(.13)
Dividends from net realized
gain on investments	—	—	(.25)	(.26)	—
Total Distributions	(.37)	(.26)	(.58)	(.47)	(.13)
Net asset value, end of period	20.37	20.10	16.92	14.77	16.84
Total Return (%)	3.25	20.62	19.27	(9.90)	4.31
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.96	1.01	1.04	1.05	1.07
Ratio of net expenses
to average net assets	.96	1.01	1.04	1.05	1.07
Ratio of net investment income
to average net assets	2.95	1.42	1.54	1.48	1.57
Portfolio Turnover Rate	39.45	55.27	57.88	63.28	64.45
Net Assets, end of period ($ x 1,000)	29,479	535,265	430,297	484,349	500,811

a Based on average shares outstanding.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class Y Shares	2014	2013	[a]
Per Share Data ($):
Net asset value, beginning of period	20.11	18.74
Investment Operations:
Investment income—net[b]	.22	.06
Net realized and unrealized
gain (loss) on investments	.43	1.31
Total from Investment Operations	.65	1.37
Distributions:
Dividends from investment income—net	(.38)	—
Net asset value, end of period	20.38	20.11
Total Return (%)	3.33	6.29	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.91	.94	[d]
Ratio of net expenses to average net assets	.91	.94	[d]
Ratio of net investment income
to average net assets	1.10	1.19	[d]
Portfolio Turnover Rate	39.45	55.27
Net Assets, end of period ($ x 1,000)	763,426	1

a	From July 1, 2013, (commencement of initial offering) to September 30, 2013.
b	Based on average shares outstanding.
c	Not annualized.
d	Annualized.

See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/Newton International Equity Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund.The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Capital Management Limited (“Newton”), serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

22

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2014 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign
Common Stocks†	783,204,315	5,632,642	—	788,836,957

24

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($) (continued)
Investments in
Securities (continued):
Mutual Funds	9,880,074	—	—	9,880,074
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	6,004,374	—	6,004,374
Liabilities ($)
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	(2,043,785)	—	(2,043,785)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

At September 30, 2013, $522,098,678 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund's fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner,The Bank of NewYork Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended September 30, 2014,The Bank of New York Mellon earned $2,322 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments

26

in affiliated investment companies during the period ended September 30, 2014 were as follows:

Affiliated
Investment	Value			Value	Net
Company	9/30/2013 ($)	Purchases ($)	Sales ($)	9/30/2014 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	10,666,351	305,550,662	306,336,939	9,880,074	1.3
Dreyfus
Institutional
Cash
Advantage
Fund	—	9,322,774	9,322,774	—	—
	10,666,351	314,873,436	315,659,713	9,880,074	1.3

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S.These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2014, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2014, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2014, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $24,686,557, undistributed capital gains $11,213,102 and unrealized appreciation $91,897,812.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2014 and September 30, 2013 were as follows: ordinary income $10,062,971 and $6,602,022, respectively.

During the period ended September 30, 2014, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses and passive foreign investment companies, the fund increased accumulated undistributed investment income-net by $687,959 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

28

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $265 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 9, 2013, the unsecured credit facility with Citibank, N.A. was $210 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2014 was approximately $25,500 with a related weighted average annualized interest rate of 1.09%.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between Dreyfus and Newton, Dreyfus pays Newton a monthly fee at an annual percentage rate of the value of the fund’s average daily net assets.

The fund has an Accounting and Administration Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative and accounting services for the fund. The fund has agreed to compensate Dreyfus for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities and equipment. The fee is based

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

on the fund’s average daily net assets and computed at the following annual rates: .10% of the first $500 million, .065% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services. The fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $181,861 during the period ended September 30, 2014.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended September 30, 2014, Class C shares were charged $9,347 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2014, Class A and Class C shares were charged $22,103 and $3,115, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are

30

not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2014, the fund was charged $3,188 for transfer agency services and $92 for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $6.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2014, the fund was charged $253,895 pursuant to the custody agreement.

During the period ended September 30, 2014, the fund was charged $8,107 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $529,693, administration fees $15,162, Distribution Plan fees $793, Shareholder Services Plan fees $874, custodian fees $106,836, Chief Compliance Officer fees $1,730 and transfer agency fees $43,539.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended September 30, 2014, amounted to $527,008,068 and $264,576,810, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended September 30, 2014 is discussed below.

Master Netting Arrangements: The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With

32

respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk is mitigated by Master Agreements between the fund and the counterparty. The following summarizes open forward contracts at September 30, 2014:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases:
Japanese Yen,
Expiring
10/15/2014 [a]	1,464,865,000	14,346,650	13,357,788	(988,862)
Swedish Krona,
Expiring
10/15/2014 [b]	96,790,565	14,467,406	13,412,483	(1,054,923)
Sales:		Proceeds ($)
Japanese Yen,
Expiring:
10/2/2014 [b]	108,684,688	994,639	990,971	3,668
10/15/2014 [b]	4,394,594,000	43,364,472	40,073,354	3,291,118
10/15/2014 [c]	3,274,434,000	31,854,392	29,858,857	1,995,535
Swedish Krona,
Expiring
10/15/2014 [a]	98,379,005	14,346,650	13,632,597	714,053
Gross Unrealized
Appreciation				6,004,374
Gross Unrealized
Depreciation				(2,043,785)

Counterparties:

a	JP Morgan Chase Bank
b	UBS
c	Royal Bank of Scotland

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At September 30, 2014, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	6,004,374	(2,043,785)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	6,004,374	(2,043,785)
Derivatives not subject to
Master Agreements	—	—
Total gross amount of assets
and liabilities subject to
Master Agreements	6,004,374	(2,043,785)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of September 30, 2014:

		Financial
		Instruments
		and
		Derivatives
	Gross Amount of	Available	Collateral	Net Amount
Counterparties	Assets ($)[1]	for Offset ($)	Received ($)	of Assets ($)
JP Morgan Chase Bank	714,053	(714,053)	—	—
Royal Bank of Scotland	1,995,535	—	—	1,995,535
UBS	3,294,786	(1,054,923)	—	2,239,863
Total	6,004,374	(1,768,976)	—	4,235,398

34

		Financial
		Instruments
		and
		Derivatives
	Gross Amount of	Available	Collateral	Net Amount
Counterparties	Liabilities ($)[1]	for Offset ($)	Pledged ($)	of Liabilities ($)
JP Morgan Chase Bank	(988,862)	714,053	—	(274,809)
UBS	(1,054,923)	1,054,923	—	—
Total	(2,043,785)	1,768,976	—	(274,809)

1	Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended September 30, 2014:

Average Market Value ($)
Forward contracts	51,274,919

At September 30, 2014, the cost of investments for federal income tax purposes was $706,707,396; accordingly, accumulated net unrealized appreciation on investments was $92,009,635, consisting of $128,738,655 gross unrealized appreciation and $36,729,020 gross unrealized depreciation.

The Fund 35

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders Dreyfus Investment Funds

We have audited the accompanying statement of assets and liabilities of Dreyfus/Newton International Equity Fund (the “Fund”), a series of Dreyfus Investment Funds, including the statement of investments, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus/Newton International Equity Fund as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 26, 2014

36

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries. The fund reports the maximum amount allowable but not less than $25,499,722 as income sourced from foreign countries for the fiscal year ended September 30, 2014 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund reports the maximum amount allowable but not less than $1,606,598 as taxes paid from foreign countires for the fiscal year ended September 30, 2014 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2014 calendar year with Form 1099-DIV which will be mailed in early 2015. Also the fund reports the maximum amount allowable, but not less than $10,062,971 as ordinary income dividends paid during the fiscal year ended September 30, 2014 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.

The Fund 37

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (70)
Chairman of the Board (2008)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee (1995-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 145
———————
Francine J. Bovich (63)
Board Member (2011)
Principal Occupation During Past 5Years:
• Trustee,The Bradley Trusts, private trust funds (2011-present)
• Managing Director, Morgan Stanley Investment Management (1993-2010)
Other Public Company Board Membership During Past 5Years:
• Annaly Capital Management, Inc., Board Member (May 2014-present)
No. of Portfolios for which Board Member Serves: 45
———————
Kenneth A. Himmel (68)
Board Member (2008)
Principal Occupation During Past 5Years:
• President and CEO, Related Urban Development, a real estate development company (1996-present)
• President and CEO, Himmel & Company, a real estate development company (1980-present)
• CEO,American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 31
———————
Stephen J. Lockwood (67)
Board Member (2008)
Principal Occupation During Past 5Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)
No. of Portfolios for which Board Member Serves: 31

38

Roslyn M. Watson (64)
Board Member (2008)
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 67
———————
Benaree Pratt Wiley (68)
Board Member (2008)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Membership During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 69
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member

The Fund 39

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 69 investment companies (comprised of 145 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since February 1988.

JOHN PAK, Chief Legal Officer since March 2013.

Deputy General Counsel, Investment Management, of BNY Mellon since August 2014; Chief Legal Officer of the Manager since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal. He is an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since August 2012.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. She is 58 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1991.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 38 years old and has been an employee of the Manager since March 2013.

40

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since December 2008.

Director – Mutual Fund Accounting of the Manager, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 170 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (70 investment companies, comprised of 170 portfolios). He is 57 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director of UBS Investment Bank; until March 2010, AML Compliance Officer and Senior Vice President of Citi Global Wealth Management. He is an officer of 65 investment companies (comprised of 165 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Distributor since October 2011.

The Fund 41

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $155,995 in 2013 and $159,060 in 2014.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $26,820 in 2013 and $28,190 in 2014. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2013 and $0 in 2014.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $15,580 in 2013 and $15,880 in 2014. These services consisted of the review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2013 and $0 in 2014.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2013 and $0 in 2014.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2013 and $0 in 2014.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $13,874,191 in 2013 and $15,840,989 in 2014.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Investment Funds

By:       /s/Bradley J. Skapyak_

            Bradley J. Skapyak,

            President

Date:    November 17, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/Bradley J. Skapyak_

            Bradley J. Skapyak,

            President

Date:    November 17, 2014

By:       /s/James Windels___

            James Windels,

            Treasurer

Date:    November 17, 2014

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)